                                             Nations Global Value Fund

                                             Nations International
                                             Value Fund

                                             Nations International
                                             Equity Fund
        INTERNATIONAL/GLOBAL
        STOCK FUNDS                          Nations Marsico
        ----------------------------------   International Opportunities
        Annual report for the year           Fund
        ended March 31, 2003
                                             Nations Emerging
                                             Markets Fund




                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S MESSAGE

                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

                           March 31, 2003

                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations Global Value Fund                                       5
                                     Nations International Value Fund                               11
                                     Nations International Equity Fund                              17
                                     Nations Marsico International Opportunities Fund               24
                                     Nations Emerging Markets Fund                                  30
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       35
                                     Statements of operations                                       47
                                     Statements of changes in net assets                            48
                                     Schedules of capital stock activity                            50
                                     Financial highlights                                           56
                                     Notes to financial statements                                  66
                                     Tax information                                                77
                                     Statements of net assets -- Nations Master Investment Trust    79
                                       Nations International Value Master Portfolio                 79
                                       Nations International Equity Master Portfolio                82
                                     Statements of operations                                       87
                                     Statements of changes in net assets                            88
                                     Financial highlights                                           88
                                     Notes to financial statements                                  89
                                     Fund governance                                                96

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.

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                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium- and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index(+) for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index(++) registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (+)The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (++)The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital appreciation by
investing primarily in
equity securities of
domestic and foreign
issuers, including issuers
in emerging markets
countries.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Global Value Fund
Investor A Shares provided
shareholders with a total
return of -29.98%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Global Value Fund is managed using a Graham-and-Dodd value discipline to select equities worldwide. We search globally on a company-by-company basis seeking stocks that are trading at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase such stocks, we plan to hold them for three to five years to allow them to achieve what we believe is their intrinsic value. Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our country and sector allocation. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from what we believe is their long-term value, a margin of safety against price declines is created, thus reducing risk while providing the opportunity for capital appreciation.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT HAVE BEEN EXPERIENCED DURING THE LAST 12 MONTHS?

                           Nations Global Value Fund fell 29.98% and the Morgan Stanley Capital International World Index*** fell 24.34%.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

                           Source for all statistical data -- Brandes Partners, LLC

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL
                           RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           For the third consecutive year, stock markets worldwide generally fell. Around the world few regions escaped the ill effects of:

                           - Mixed economic reports
                           - Accounting improprieties
                           - Corporate governance abuses and
                           - High-profile corporate bankruptcy filings.

                           A number of central banks around the world cut interest rates during the year with the goal of reviving languishing economies. However, a variety of economic reports suggested the moves had little effect in the short term.

                           In the United States, a number of firms filed for bankruptcy protection during the year, including Kmart Corporation, Adelphia Communications Corporation, Global Crossing Ltd., Worldcom Inc., and UAL Corporation (parent company of United Airlines). In addition, the chief financial officers at Worldcom and Enron Corporation were arrested and indicted. On the economic front, robust housing sales for much of the year and evidence of growing Gross Domestic Product (GDP) did not seem to boost investor sentiment. While GDP jumped 4.0% in the third quarter and housing sales benefited from low interest rates, U.S. stocks recorded their third consecutive year of declines -- the first such occurrence since 1939-1941.

                           In Europe, evidence of economic stagnation accompanied weak returns for stocks. Late in 2002, the European Central Bank (ECB) cut its economic growth forecast as car sales and French factory production fell. The ECB forecast that the 12 nations sharing the euro will grow as little as 1.1% next year, the slowest pace of growth in almost a decade. Seeking to boost economic output, the ECB reduced interest rates in early December to their lowest point in three years.

                           In Japan, continued evidence of economic lethargy accompanied falling stock prices. Late in the year, economic reports distributed by the Japanese government showed weak industrial production, stagnant consumer spending and a growing number of jobless giving up actively seeking work. Unemployment in September returned to Japan's post-war high of 5.5%. In addition, weak domestic demand and high unemployment apparently were exacerbated by falling consumer prices. Deflation, which began in April 1993, continued throughout 2002. Analysts expect price weakness to adversely affect the nation's legions of debt-burdened companies and shaky banking system.

                           Among emerging markets, political and economic crises emerged in Latin America. Asian emerging markets tended to fare better than those in Latin America.

                           Overall, macroeconomic and political developments have virtually no bearing on our company-specific research and analysis. While we are aware of short-term developments, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we adhere to our strict, value-based investment approach.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Generally solid returns among holdings in Canada and France were by far the greatest contributors to Fund's performance during the period. Additionally, strong returns from holdings in Italy also boosted results.

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           With regard to countries, the single greatest detriment to overall results during the period was the decline among holdings in the United States. A significant weighting in Japan and the United Kingdom also adversely affected returns.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency fluctuations had an overall positive impact on the Fund's performance during the period.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?&

                           Favorable gains were evident across a cross section of holdings including positions in leisure equipment and products, oil and gas and information technology consulting and services. Among the best-performing holdings were British American Tobacco plc, Nortel Networks Corporation, Repsol YPF S. A., Electronic Data Systems Corporation, and Eastman Kodak Company.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The greatest negative influences on the Fund's return during the period were issue-specific declines for holdings in the diversified telecommunications services, food and drug retailing and banks. Examples of weak performing diversified telecommunications services companies were SBC Communications and Telnorte Leste. Other weak-performing holdings include Reuters, Bayerische Hypo Vereinsbank and El Paso Corporation.

                           Although returns for telecommunications stocks fell in the quarter, we continue to believe these holdings generally possess sound fundamentals and dominant market shares -- traits that may contribute to long-term gains. Reflecting upon our conviction for telecommunications holdings, we took advantage of weaker prices in the period to add selectively to existing positions. The Fund retains its largest industry exposure in this area.

                           WHAT IS THE OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets.

                           During the period, the continued application of our company-specific research and analysis dictated the following changes in the complexion of the Fund. We trimmed exposure in the insurance, leisure equipment and products, and tobacco industries, as share prices for select holdings either climbed toward our estimate of their underlying business values or we discovered more attractive candidates. We reallocated the proceeds of these sales among existing holdings and new purchases, particularly in the diversified telecom services industry. With respect to countries, we reduced exposure on a company-specific basis in Italy, while increasing our weighting in the United States and Germany.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS GLOBAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           Going forward, our "bottom-up" security selection positions the Fund with its greatest exposure in the banking and diversified telecommunications industries and with regard to countries Japan and the United States. The strengths of the Fund's holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)

[PIE CHART]

46.1%  United States
 8.3%  Japan
 7.4%  Spain
 6.7%  Germany
 5.2%  Mexico
 4.6%  United Kingdom
 4.2%  Switzerland
 4.1%  Brazil
 3.7%  France
 2.0%  Canada
 7.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Alcatel SA 'A'                          3.7%
                                                                            -------------------------------------------------
                                                                              2  Repsol YPF SA                           3.6%
                                                                            -------------------------------------------------
                                                                              3  Zurich Financial Services AG            3.4%
                                                                            -------------------------------------------------
                                                                              4  Xerox Corporation                       2.9%
                                                                            -------------------------------------------------
                                                                              5  Verizon Communications Inc.             2.3%
                                                                            -------------------------------------------------
                                                                              6  Telefonica SA                           2.3%
                                                                            -------------------------------------------------
                                                                              7  Deutsche Telekom AG                     2.1%
                                                                            -------------------------------------------------
                                                                              8  Nortel Networks Corporation             2.0%
                                                                            -------------------------------------------------
                                                                              9  Albertson's, Inc.                       1.9%
                                                                            -------------------------------------------------
                                                                             10  America Movil SA de CV 'L', ADR         1.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GLOBAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              9425                        10000                       10000
6/01                                                      9623                         9687                        9559
9/01                                                      8709                         8137                        8185
12/01                                                     9633                         9022                        8888
3/02                                                      9889                         9082                        8936
6/02                                                      8904                         8337                        8105
9/02                                                      6754                         6877                        6615
12/02                                                     7666                         7289                        7120
Mar. 31 2003                                              6924                         6843                        6760

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              10000                       10000                       10000
6/01                                                      10210                        9687                        9559
9/01                                                       9240                        8137                        8185
12/01                                                     10221                        9022                        8888
3/02                                                      10492                        9082                        8936
6/02                                                       9447                        8337                        8105
9/02                                                       7166                        6877                        6615
12/02                                                      8134                        7289                        7120
Mar. 31 2002                                               7346                        6843                        6760


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (4/16/01 through
      3/31/03)              -14.58%    -17.13%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. Figures for the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S., include reinvestment of dividends. Funds in the Lipper Global Funds Average invest at least 25% of its portfolio in securities traded outside the United States and that may own U.S. securities as well. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                         PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                         NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                           04/16/01             04/16/01                 04/16/01                 04/16/01
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        -29.77%        -29.98%     -34.02%      -30.41%     -33.82%      -30.41%     -31.09%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                           -14.32%        -14.58%     -17.13%      -15.16%     -16.88%      -15.16%     -15.16%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY*

PORTFOLIO MANAGEMENT
The Fund is managed by the
Large Cap Investment
Committee of Brandes
Investment Partners LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital appreciation by
investing primarily in
equity securities of
foreign issuers, including
emerging markets
countries.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations International
Value Fund Investor A
Shares provided
shareholders with a total
return of -28.97%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                            SUBJECT TO CERTAIN LIMITED EXCEPTIONS DISCUSSED BELOW, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS. SHARES OF NATIONS INTERNATIONAL VALUE FUND CURRENTLY MAY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS, BY CERTAIN QUALIFIED RETIREMENT PLANS ON BEHALF OF PLAN PARTICIPANTS, BY INVESTORS WHO PURCHASE SHARES THROUGH ACCOUNTS ESTABLISHED WITH CERTAIN INVESTMENT ADVISERS OR FINANCIAL PLANNERS, INCLUDING CERTAIN WRAP FEE ACCOUNTS, AND BY INVESTORS WHO PURCHASE SHARES THROUGH AN ACCOUNT ESTABLISHED WITH A SELLING AGENT THAT HAS AVAILABLE PURCHASING CAPACITY BASED ON POLICIES ESTABLISHED BY THE FUND.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Value Fund is managed using a Graham-and-Dodd value discipline to select international equities. We search the world on a company-by-company basis seeking stocks that are trading at a discount to what we believe is their intrinsic value. Our focus is on the creation of long-term capital appreciation. Therefore, when we purchase stocks, we typically plan to hold them for three to five years to allow them to achieve what we believe is their intrinsic value. Our focus on individual security selection -- also known as "bottom-up" research and analysis -- drives our country and sector allocation. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses often reflect investors' overreaction to short-term events. We believe that over time the market will recognize the underlying value of the stocks we hold and their prices will rise. We believe that by purchasing stocks at discounts from what we believe is their long-term value, a margin of safety against price declines is created -- thus reducing risk while providing the opportunity for capital appreciation.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT HAVE BEEN EXPERIENCED THE LAST 12 MONTHS?

                           Nations International Value Fund fell 28.97%, and the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index*** fell 23.59% for the 12-month period ended March 31, 2003.

                           Overall, international markets endured a challenging year. Few regions escaped the ill effects of:

                           - A sluggish global economy
                           - Diminished investor confidence and
                           - Worries regarding military conflict in Iraq.

                           Among emerging markets, economic, political and currency concerns in Latin America overshadowed signs of growth in Asia by the end of 2002. By the end of the first quarter of 2003, share prices were again falling in Asia. While emerging markets fell, they proved less vulnerable than developed markets.

                           In Germany, the government reported that inflation averaged 1.3% in 2002, a drop from the 2.5% rate in 2001 and its lowest level since 0.6% in 1999. In February 2003, the European Central Bank (ECB) kept its rate at 2.75% and signaled it may reduce borrowing costs. Separately, the ECB sought to allay fears of a banking crisis in Germany, dismissing rumors of a Berlin-backed bank rescue plan. The Bank of England unexpectedly cut its benchmark rate to the lowest level since 1955 in an effort to spur growth in Europe's second-largest economy.

                           In Japan, continued evidence of economic lethargy accompanied falling stock prices. Late in the year, economic reports distributed by the Japanese government showed weak industrial production, stagnant consumer spending, and a growing number of jobless giving up actively seeking work. Unemployment in September returned to Japan's post-war high of 5.5%, matching the record set in December 2001. In addition, weak domestic demand and high unemployment apparently were exacerbated by falling consumer prices. Analysts expect price weakness to adversely affect the nation's legions of debt-burdened companies and shaky banking system.

                           Overall, macroeconomic developments have virtually no bearing on our company-specific research and analysis. Generally, we have viewed the decline in stock prices worldwide as a buying opportunity. While we are aware of short-term developments, our investment philosophy focuses on company-by-company analysis with a long-term perspective. In all market environments, we adhere to our strict, value-based investment approach.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Brandes Investment Partners, LLC
 12

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           WHAT COUNTRY OR REGIONAL DECISIONS CONTRIBUTED THE MOST TO FUND PERFORMANCE?&

                           Generally, solid returns among holdings in Canada had a positive influence on portfolio results. In addition, stock-specific gains in New Zealand and Ireland also boosted overall results.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           With regard to countries, the single greatest detriment to overall results during the period was the decline among holdings in the United Kingdom. In addition holdings in Japan, Brazil and France were a drag on the performance of the Fund.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency fluctuations had an overall positive impact on the Fund's performance during the period.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Holdings in food products and auto components, in general, delivered solid gains in the period. Stock-specific advances within the communications equipment and diversified financials areas also contributed to the Fund's gains. The best-performing food products company was Unilever and the best-performing auto components company was Michelin. Other top performers were Nortel Networks, British American Tobacco, and Repsol SA.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The greatest negative influences on the Fund's performance during the period were declines for holdings in banks, diversified telecommunications services and commercial services & supplies industries. Examples of weak-performing holdings included Reuters, Bayerische Hypo Vereinsbank, Banco Bilbao Viz Argentaria, Matsushita Electric, and Invensys.

                           WHAT IS THE OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND?

                           As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies or interest rates. We choose our equities one company at a time based on a comprehensive review of their fundamental strengths with an eye to understanding the nature of their businesses and an estimate of their long-term intrinsic values. We believe long term-term investors will be rewarded for their patience as global markets evolve to more accurately reflect holdings' underlying values.

                           During the period, the continued application of our company-specific research and analysis dictated the following changes in the complexion of the Fund. We trimmed exposure in the oil and gas and tobacco industries, as share prices for select holdings either climbed toward our estimate of their underlying business values or we discovered more attractive candidates. We reallocated the proceeds of these sales among existing holdings and new purchases, particularly in the diversified telecom services industry. With respect to countries, we reduced exposure on a company-specific basis in Ireland and Spain, while increasing our weighting in the United Kingdom and Germany.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL VALUE FUND

INVESTMENT COMMITTEE COMMENTARY continued


                           Going forward, our "bottom-up" security selection positions the Fund with its greatest exposure in the banking and diversified telecommunications industries and with regard to countries, Japan and the United Kingdom. In our opinion, the strengths of the Fund's holdings inspire optimism for long-term outperformance. We believe long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

19.9%  Japan
14.6%  United Kingdom
 9.3%  Spain
 7.0%  Germany
 5.6%  Switzerland
 4.6%  Mexico
 4.5%  France
 4.4%  Brazil
 4.3%  Italy
 4.0%  Singapore
21.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Repsol YPF SA, ADR                      3.3%
                                                                            -------------------------------------------------
                                                                              2  Zurich Financial Services AG, ADR       3.1%
                                                                            -------------------------------------------------
                                                                              3  Telefonica SA, ADR                      3.0%
                                                                            -------------------------------------------------
                                                                              4  Banco Bilbao Vizcaya Argentaria SA,
                                                                                 ADR                                     2.9%
                                                                            -------------------------------------------------
                                                                              5  Telecom Italia SpA, ADR                 2.6%
                                                                            -------------------------------------------------
                                                                              6  Swisscom AG, ADR                        2.6%
                                                                            -------------------------------------------------
                                                                              7  E.On AG, ADR                            2.5%
                                                                            -------------------------------------------------
                                                                              8  Alcatel SA, ADR                         2.5%
                                                                            -------------------------------------------------
                                                                              9  Deutsche Telekom AG, ADR                2.4%
                                                                            -------------------------------------------------
                                                                             10  America Movil SA de CV 'L', ADR         2.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                             9425                        10000                       10000
12/95                                                    9374                         9987                       10021
12/96                                                   10810                        10591                       11250
12/97                                                   13017                        10780                       11867
12/98                                                   14555                        12936                       13392
12/99                                                   22186                        16423                       18776
12/00                                                   22838                        14096                       15847
12/01                                                   20099                        11074                       12406
12/02                                                   16521                         9309                       10338
Mar. 31 2003                                            14905                         8544                        9477

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                            10000                        10000                       10000
12/95                                                    9946                         9987                       10021
12/96                                                   11470                        10591                       11250
12/97                                                   13811                        10780                       11867
12/98                                                   15443                        12936                       13392
12/99                                                   23540                        16423                       18776
12/00                                                   24231                        14096                       15847
12/01                                                   21325                        11074                       12406
12/02                                                   17529                         9309                       10338
Mar. 31 2003                                            15814                         8544                        9477


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/03)              6.52%      5.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                           INVESTOR A               INVESTOR B &               INVESTOR C
                                       PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/27/95             12/27/95                  5/22/98                   6/15/98
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -28.81%       -28.97%      -33.04%      -29.54%      -33.04%      -29.52%      -30.22%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -10.91%       -11.12%      -12.87%      -11.78%      -12.58%      -11.78%      -11.78%
5 YEARS                                  -0.48%        -0.60%       -1.77%       -1.34%       -1.64%           --           --
SINCE INCEPTION                           6.70%         6.52%        5.65%        5.97%        5.97%        1.11%        1.11%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

&Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is a "multi-
manager" fund, meaning
that it is managed by more
than one sub-adviser. Each
sub-adviser manages
approximately one-third of
the Fund's assets. The
three sub-advisers to the
Fund are Marsico Capital
Management, LLC (Marsico
Capital), INVESCO Global
Asset Management (N.A.),
Inc. (INVESCO), and Putnam
Investment Management, LLC
(Putnam).

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities of
non-United States
companies in Europe,
Australia, the Far East
and other regions,
including developing
countries.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations International
Equity Fund Investor A
Shares provided
shareholders with a total
return of -22.71%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND THEIR OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Equity Fund's intention is to seek long-term growth by investing in equity securities of companies located outside the U.S. The Fund is an extended EAFE vehicle, meaning that in addition to investing in the countries contained in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index,*** it also invests in lesser-developed countries. The Fund is designed to be a core international holding with a strong tilt toward growth.

                           The Fund features:

                           - A combination of "top-down" regional allocation and
                             "bottom-up" stock selection;
                           - Large capitalization securities; and
                           - Extended EAFE exposure offering the potential to
                             enhance performance through investments in emerging markets.

                           The Marsico Capital portion of the Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. Marsico Capital may invest in companies of any size throughout the world. The team normally invests in issuers from at least three different countries not including the U.S. and maintains a core position of between 35 and 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets. Marsico Capital incorporates both a "top down" macroeconomic analysis with a "bottom-up" fundamental stock analysis to identify stocks that they believe offer the potential for superior returns.

                           Putnam's Core International Equity Group seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of companies believed to be under priced. The process relies on both "top-down" macroeconomic and market analysis and

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC, INVESCO and Putnam Investments.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           "bottom-up" fundamental company research. Putnam uses a risk-controlled approach in constructing the portfolio. The portfolio is broadly diversified in terms of both countries and sector exposure and stock selection (greater than 125 issues). In addition, the maximum weighting in any one country is 35%, the maximum position in any one industry is 25%, and the maximum allocation to any one security is 5%.

                           The INVESCO portion of the Fund uses a "bottom-up" style of management with a primary focus on stock selection. INVESCO favors what it believes to be high-quality, financially strong companies that are attractively priced relative to underlying profitability, assets, and the current earnings environment. As a means of achieving predictability and consistency of returns, INVESCO also strives for broad diversification.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED OVER THE PAST 12 MONTHS?

                           Nations International Equity Fund (Investor A shares) fell 22.71% during the fiscal year, outperforming the MSCI EAFE Index, which declined 23.59%.

                           WHAT WAS THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL EQUITY INVESTING DURING THE FISCAL YEAR?

                           It was a dismal period for international equities as a long-awaited global economic recovery failed to materialize. Equity markets began the fiscal year in the grip of a recession, beset by accounting issues, bankruptcies, and disappointing earnings. Amid concerns about the health of the global economy as well as the reliability of corporate bookkeeping and financial reporting, the downward pressure on equities intensified into the third quarter of 2002. Improved valuations and profit taking sparked a rally in October that produced several weeks of gains before succumbing to another slide in December. As the fiscal year entered 2003, international equity markets sputtered as investors worried about geopolitical events in Iraq and North Korea.

                           WHAT COUNTRY DECISION PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Marsico Capital's overweight positions in Finland and Brazil provided positive incremental returns.

                           Putnam's portion of the portfolio benefited from the decision to underweight the struggling German market and two other weak European markets -- Finland and the Netherlands.

                           Since each manager constructs its portfolio differently, the performance experience of a particular country may be different.

                           INVESCO's portion of the Fund also benefited from its underweight exposure to Germany and overweights to Spain and Switzerland.

                           WHAT COUNTRY OR REGIONAL DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           In Marsico Capital's investment approach, country allocations are determined by default; they are usually a by-product of the stock selection process. Performance was hampered by an overweight in Germany. Additionally, underweighted postures in countries such as Australia and the Netherlands were further offsets to performance.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           In the Putnam portion of the portfolio, overweighting France and Sweden and underweighting Australia, Japan, and the United Kingdom detracted from performance.

                           Although regional or country decisions tend to be a by-product of INVESCO's stock selection, an underweight position in Australia as well as holdings in the United Kingdom detracted from performance.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Industrials sector holdings, particularly positions in the transportation industry, contributed favorably to performance. Ryanair Holdings plc, ADR and Canadian National Railway Company both posted strong gains.

                           Holdings in the financial services sector also benefited performance, especially insurance and banking positions. Examples are Unibanco Holdings GDR (a subsidiary of Unibanco, one of Brazil's largest banks) and insurer Corporacion Mapfre SA.

                           Putnam's portion of the portfolio enjoyed excellent stock selection, especially in the technology sector. In particular, Putnam overweighted an outperforming South Korean stock, Samsung Electronics Company, Ltd., while avoiding two disappointing technology companies -- Nokia Oyj and SAP AG. From an allocation standpoint, underweighting technology stocks was an important contributor to results. Stock selection was strongest in France, in large measure because Putnam underweighted or did not own several underperforming French stocks in the index.

                           For the reporting period, INVESCO's performance was helped most by overweight positions and strong stock selection in the defensive energy and utility sectors. The top three performers for the period include Scottish Power plc, Banco Popular Espanol SA, and Repsol YPF SA, ADR.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           For Marsico Capital, the primary detractor to performance was due to stock selection in the retailing industry. Japanese grocery retailer The Seiyu, Ltd. was among the worst performing positions in the Fund, registering a decline of more than 60% for the period. Other retailing positions that struggled included Wal-Mart de Mexico SA de CV and Ito-Yokado Company, Ltd., a Japanese convenience store company.

                           Putnam's portion of the portfolio was hurt by exposure to the Mexican peso and Brazilian real. These currencies fell sharply against the U.S. dollar for much of the fiscal year. Performance was also hurt by unfavorable stock selection in the financial sector. Overweighting two insurance stocks, ING Groep NV and Munich Reinsurance were among the biggest detractors to results. Overweighting some notable underperforming consumer cyclical stocks, including two advertising companies, WPP Group plc and Havas Advertising SA, led to weak results in the sector.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           For the reporting period, holdings in the consumer discretionary and industrial sectors detracted from INVESCO's performance. The bottom three performers for the last 12 months include Abbey National plc, BAE Systems plc, and Rolls Royce plc.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING YOUR PORTION OF THE FUND?

                           Marsico Capital believes the near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in their view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. The duration of the war, of course, is one area of uncertainty. So, too, are the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to both a military and political resolution in Iraq, Marsico Capital thinks equity markets -- as they have for much of the past several months -- will likely continue to be primarily influenced by war-related news. And, while they note that U.S. and Allied forces overall appear to have made relatively good progress in Iraq, if the war were for some unexpected reason to continue for many months, that will most likely continue to impact the resumption of more robust economic growth, which in turn will probably does not auger well for a recovery in stock prices. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, they think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

                           In addition, aggregate equity market valuations appear reasonable to Marsico Capital, with certain sectors and industries offering quite compelling valuation profiles.

                           Marsico Capital has attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what they consider to be a variety of favorable economic and financial factors. At bottom, they believe that military and political success in Iraq is achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; they believe it will. In addition, they would look for more constructive, cooperative dialogue in the United Nations. These developments, they think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. Marsico Capital believes that this will serve as a major catalyst for improved economic activity, including more rigorous corporate capital spending, better labor markets, and stronger consumer confidence. Declining oil prices, which probably are predicated on resolution of the Iraq situation, would have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

                           Putnam is skeptical that the conflict in Iraq will be followed by a sustained market rally. They believe equity markets will be restrained by low nominal growth in the global economy, mixed corporate earnings reports, weak pricing power across most industries, and the lingering effects of the late-1990s stock-market. While there may

NATIONS INTERNATIONAL EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           be opportunity for a brief and sharp rally in the near term once hostilities end, they forecast modest, single-digit market gains over the current fiscal year.

                           Though painful, the market downturn of the past three years allowed Putnam to add numerous stocks to the portfolio that were previously too expensive. During this period high-quality companies were added to the portfolio that are industry leaders with strong management teams and shareholder focus.

                           Among countries, Putnam has muted enthusiasm for the larger developed markets and are underweight Japan and the United Kingdom. They are relatively neutral to continental Europe and underweight in the developed Pacific Basin beyond Japan. They continue to maintain positions in Canada, Bermuda, and among a few emerging markets; the largest exposures are in South Korea, Mexico, and Brazil.

                           Among sectors, Putnam remains significantly underweight financial stocks. They have been reducing this underweight recently by adding to the banking industry, which has been the source of much of the underweight. The relatively large overweights include communication services and basic materials.

                           Although war-related risks, and concerns associated with the weak economic climate may constrain the short-term potential returns in global markets, INVESCO is comfortable with the prospects for international stocks during the remainder of the year and beyond. They believe that market valuations are currently more attractive than at any time in recent years. The potential for further gains in overseas currencies, especially in light of the growing costs for the U.S. to finance operations in the Middle East, also could prove to be a valuable diversification opportunity for U.S.-based investors. The investment focus will continue to be driven by a global sector-based approach to research, the preference for companies with demonstrated financial strength, and INVESCO's well-defined approach to stock selection.

                           INVESCO's portfolio emphasis in Europe remains focused on pharmaceuticals, energy, and financials, where stock selection has been quite favorable. Given the attractive valuations of high-quality companies across a broad spectrum of the markets in Europe, approximately two-thirds of the INVESCO international portfolio is invested in the region. With stock valuations among the cheapest in the developed markets, INVESCO's Japanese portfolio exposure is to a fairly broad representation of globally competitive companies, in addition to select financially strong firms with primarily a domestic orientation. Finally, they continue to find a limited number of attractive emerging-market investments that meet their financial, fundamental, and valuation criteria.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

21.1%  United Kingdom
16.2%  Japan
 9.3%  Switzerland
 8.3%  France
 6.6%  Netherlands
 5.4%  Germany
 3.2%  Spain
 2.5%  Brazil
 2.4%  Canada
 2.5%  Ireland
22.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Royal Bank of Scotland plc              2.6%
                                                                            -------------------------------------------------
                                                                              2  UBS AG                                  2.4%
                                                                            -------------------------------------------------
                                                                              3  Novartis AG                             2.3%
                                                                            -------------------------------------------------
                                                                              4  Diageo plc                              2.2%
                                                                            -------------------------------------------------
                                                                              5  TotalFinaElf SA                         2.1%
                                                                            -------------------------------------------------
                                                                              6  Ryanair Holdings plc, ADR               2.1%
                                                                            -------------------------------------------------
                                                                              7  Nestle SA (REGD)                        1.9%
                                                                            -------------------------------------------------
                                                                              8  CANON Inc.                              1.8%
                                                                            -------------------------------------------------
                                                                              9  Bayerische Motoren Werke (BMW) AG       1.7%
                                                                            -------------------------------------------------
                                                                             10  GlaxoSmithKline plc                     1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL EQUITY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1993                                           9425.00                     10000.00                     10000.00
12/93                                                 10901.00                     11410.00                     12559.00
12/94                                                 11141.00                     12298.00                     12492.00
12/95                                                 12056.00                     13676.00                     13727.00
12/96                                                 13037.00                     14504.00                     15410.00
12/97                                                 13173.00                     14762.00                     16255.00
12/98                                                 15333.00                     17714.00                     18346.00
12/99                                                 21333.00                     22490.00                     25720.00
12/00                                                 18063.00                     19303.00                     21708.00
12/01                                                 14300.00                     15165.00                     16995.00
3/02                                                  15234.00                     15882.00                     18099.00
Mar. 31 2003                                          11774.00                     12136.00                     13647.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1993                                           10000                         10000                       10000
3/94                                                   11911                         12251                       12442
3/95                                                   11737                         12996                       12339
3/96                                                   14020                         14598                       14401
3/97                                                   14171                         14810                       15809
3/98                                                   16406                         17566                       19051
3/99                                                   16995                         18631                       19131
3/00                                                   23715                         23305                       26857
3/01                                                   17184                         17278                       19522
3/02                                                   16163                         15882                       18099
Mar. 31 2003                                           12493                         12136                       13647


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

10-YEAR                                                       NAV**     MOP*
(3/31/93 through
 3/31/03)                                                     2.25%     1.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund over the last 10 years. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                       PRIMARY A           INVESTOR A                INVESTOR B                INVESTOR C
                                                       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/2/91               6/3/92                    6/7/93                   6/17/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      -23.19%       -22.71%      -27.16%      -23.96%      -27.76%      -22.78%      -23.55%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -19.27%       -19.24%      -20.82%      -20.06%      -20.79%      -19.67%      -19.67%
5 YEARS                                  -5.27%        -5.31%       -6.41%       -6.24%       -6.51%       -5.98%       -5.98%
10 YEARS                                  2.40%         2.25%        1.65%           --           --        1.56%        1.56%
SINCE INCEPTION                           2.18%         1.71%        1.16%        0.84%        0.84%        1.28%        1.28%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by
James G. Gendelman of
Marsico Capital
Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
growth of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Marsico
International
Opportunities Fund
Investor A Shares provided
shareholders with a total
return of -16.71%.**
                           IN THE FOLLOWING INTERVIEW, MR. GENDELMAN SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND HIS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico International Opportunities Fund is a diversified portfolio investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of between 35 and 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           The past year has been exceedingly difficult for equity investors. Geopolitical conflict escalated dramatically in certain areas of the world. The U.S. and some allies went to war in Iraq after contentious discussions with the United Nations. Oil prices were very volatile, reaching almost $40/barrel during the height of uncertainty about the Iraq war, and then declining as evidence mounted that the war may be short. Thus far, we know of no major terrorist acts clearly intended as reprisals for the war in Iraq. North Korea periodically escalated its anti-US rhetoric, announced resumption of activity for its nuclear power facilities, test-fired two missiles in the Sea of Japan, and warned of repercussions if it believed it was going to be attacked. Tensions in the Middle East continued to smolder. Another contributor to global anxiety has been an unknown virus, formally called Severe Acute Respiratory Syndrome ("SARS"), which has had a significant negative impact on health and business activity in certain Asian cities, and raised concerns around the world.

                           Reflecting the difficult market environment, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index***, which we consider

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           to be a good proxy for the performance of international equities, had a total return of -23.59% for the 12-month period ending March 31, 2003.

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Overall, our view is that factors including earnings shortfalls, reduced capital spending activity, corporate accounting scandals, and geopolitics all exerted a major influence on general equity market performance, as well as in the Fund last year. In our view, geopolitical concerns have dominated the investment landscape over the past three to six months. Earlier in the reporting period, corporate accounting problems and earnings disappointments were more prevalent factors impacting stock prices.

                           HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT PREVAILED?

                           For the 12-month period ending March 31, 2003, the Fund (Investor A Shares) had a total return of -16.71%. This return compares very favorably to the MSCI EAFE Index, the Fund's primary benchmark, which returned -23.59%. The Fund outperformed the Index by over 6%.

                           WHAT COMPANIES AND SECTORS WERE FAVORABLE TO FUND PERFORMANCE?&

                           For the 12-month period ended March 31, 2003, there were several factors that positively contributed to the Fund's performance. Industrials sector holdings, particularly positions in the transportation industry, contributed favorably to the Fund's performance. Ryanair Holdings plc posted a return of more than 27% for the period it was held in the portfolio, and was the largest contributor to the Fund's outperformance relative to its benchmark. Canadian National Railways also posted strong gains during the period it was held in the Fund.

                           Holdings in the financial services sector also benefited performance, especially insurance and banking positions. Unibanco-Uniao de Bancos Brasileiros (a subsidiary of Unibanco, one of Brazil's largest banks) and insurer Corporacion Mapfre posted returns of approximately 48% and 22%, respectively during the periods they were held in the Fund.

                           Select consumer staples positions Unilever and brewers Molson and Companhia de Bebidas were additional areas of strength for the Fund.

                           Certain positions in technology hardware and equipment and telecommunications also contributed favorably to performance, including Nokia, Sonera, and France Telecom. (Sonera was not held in the Fund as of period-end.)

                           WHAT COMPANIES AND SECTORS HINDERED FUND PERFORMANCE?

                           A number of investment decisions that hindered performance. The primary detractor to the Fund's annual performance was due to stock selection in the retailing industry. Japanese grocery retailer The Seiyu, Ltd. was among the worst performing positions in the Fund, registering a decline of more than 60% for the period. Other retailing positions that struggled included Wal-Mart de Mexico and Ito-Yokado, a Japanese convenience store company.

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           A second area of weakness for the Fund was its holdings in the materials sector. The Fund's positions in the sector declined, in aggregate, by more than 48% during the one-year period. These positions included steel producer POSCO, Aluminum Corp. China, and paper manufacturer Nippon Unipac Holdings.

                           Certain automobile manufacturers including Bayerische Motoren Werke (BMW) and Porsche AG also declined during the 12-month period.

                           WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

                           The near-term, i.e., the next 30-120 days, is likely to be an extremely difficult period in terms of forecasting stock prices. The corporate profit environment continues, on balance, to be very tough. Relatively few companies offer a high degree of "earnings visibility" and many have abandoned providing earnings guidance altogether. This is largely attributable, in our view, to the high level of uncertainty regarding the war in Iraq and its dampening impact on worldwide economic activity. Areas of continued uncertainty include the human, economic, and financial costs associated with the war. Until there is more clear evidence pointing to a political resolution in Iraq, we think equity markets -- as they have for much of the past several months -- will likely continue to be influenced in significant part by war-related news. In addition, while news about Iraq presently dominates the headlines, there are other serious geopolitical issues to be concerned about, including North Korea and the Middle East. Finally, we think it would be unwise to overlook or discount the potentially negative psychological impact on the capital markets if another major terrorist attack took place on U.S. soil.

                           In addition, aggregate equity market valuations generally appear reasonable to us, with certain sectors and industries offering quite compelling valuation profiles.

                           Country allocations, in the aggregate, had a modestly positive effect on the Fund's performance. In general, the Fund's country allocations are determined by default; they are usually a by-product of our stock selection process. The Fund's overweight positions in Finland and Brazil provided positive incremental returns, while an overweight in Germany detracted from results. Additionally, underweighted postures in countries such as Australia and the Netherlands were further offsets to performance.

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THEM?

                           In terms of our market outlook, we have attempted to balance sensitivity to the near-term risks outlined above with a more positive longer-term perspective that incorporates what we consider to be a variety of favorable economic and financial factors. At bottom, we believe that military and political success in Iraq is achievable. Renewed U.S. diplomacy and leadership in North Korea and the Middle East needs to occur; we believe it will. In addition, we would look for more constructive, cooperative dialogue in the United Nations. These developments, we think, should serve to help remove a good part of the serious overhang of uncertainty that has plagued the stock market for an extended period of time. We believe that this will serve as a major catalyst for improved economic activity, including more rigorous corporate capital spending, better labor markets, and stronger consumer confidence. Declining oil prices, which probably are predicated

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           on resolution of the Iraq situation, would have a powerful and positive "stimulus" impact that would be rapidly felt throughout the economy.

                           As of March 31, 2003, the Fund's largest sector-related allocations were in financial services, consumer discretionary, consumer staples, information technology, telecommunications services, and industrials. Within these general sectors, there was a degree of industry-level emphasis. As examples, the Fund's consumer-related positions primarily consisted of beverage, automobile, and media companies. The financial services holdings were almost entirely represented by banking companies.

                           The Fund's largest country allocations at the year's close were the United Kingdom, Japan, Netherlands, Germany, and Ireland. In recent months, we added selectively to our Japan holdings, while trimming exposure to Canadian companies.

                           In the past, the Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or address issues affecting particular holdings. Turnover has generally declined substantially since the Fund's inception.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

16.7%  United Kingdom
12.6%  Japan
12.3%  Netherlands
 8.9%  Germany
 5.8%  Ireland
 5.4%  Switzerland
 5.2%  France
 5.0%  Brazil
 3.2%  Canada
 3.2%  Korea
21.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Ryanair Holdings plc, ADR               5.8%
                                                                            -------------------------------------------------
                                                                              2  UBS AG                                  5.4%
                                                                            -------------------------------------------------
                                                                              3  Royal Bank of Scotland plc              5.0%
                                                                            -------------------------------------------------
                                                                              4  Heineken Holding NV 'A'                 4.6%
                                                                            -------------------------------------------------
                                                                              5  Bayerische Motoren Werke (BMW) AG       4.0%
                                                                            -------------------------------------------------
                                                                              6  VNU NV                                  4.0%
                                                                            -------------------------------------------------
                                                                              7  Molson Inc.                             3.2%
                                                                            -------------------------------------------------
                                                                              8  France Telecom SA                       2.8%
                                                                            -------------------------------------------------
                                                                              9  DIAGEO plc                              2.4%
                                                                            -------------------------------------------------
                                                                             10  Koninklijke KPN NV                      2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                            9425.00                     10000.00                     10000.00
9/00                                                   9444.00                      9513.00                      9432.00
12/00                                                  8822.00                      9258.00                      8984.00
3/01                                                   7549.00                      7987.00                      7699.00
6/01                                                   7860.00                      7881.00                      7702.00
9/01                                                   6428.00                      6778.00                      6491.00
12/01                                                  7521.00                      7251.00                      7038.00
3/02                                                   7842.00                      7321.00                      7134.00
6/02                                                   7974.00                      7133.00                      6934.00
9/02                                                   6711.00                      5725.00                      5565.00
12/02                                                  6937.00                      6095.00                      5870.00
Mar. 31 2003                                           6531.00                      5594.00                      5381.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                             10000                        10000                       10000
9/00                                                    10020                         9513                        9432
12/00                                                    9360                         9258                        8984
3/01                                                     8010                         7987                        7699
6/01                                                     8340                         7881                        7702
9/01                                                     6820                         6778                        6491
12/01                                                    7980                         7251                        7038
3/02                                                     8320                         7321                        7134
6/02                                                     8460                         7133                        6934
9/02                                                     7120                         5725                        5565
12/02                                                    7360                         6095                        5870
Mar. 31 2003                                             6930                         5594                        5381


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**       MOP*
     (8/1/00 through
      3/31/03)              -12.85%     -14.77%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. Figures for the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets, include reinvestment of dividends. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         8/1/00               8/1/00                    8/1/00                    8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -16.51%       -16.71%      -21.52%      -17.40%      -21.53%      -17.27%      -18.10%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                        -12.62%       -12.85%      -14.77%      -13.52%      -14.50%      -13.47%      -13.47%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expenses reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY*


PORTFOLIO MANAGEMENT
Christopher Palmer is
Principal Portfolio
Manager of Nations
Emerging Markets Fund and
is a senior investment
manager on the Emerging
Markets Team for Gartmore
Global Partners,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term
capital growth by
investing primarily in
equity securities of
companies in emerging
market countries, such as
those in Latin America,
Eastern Europe, the
Pacific Basin, the Far
East and India.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Emerging Markets
Fund Investor A Shares
provided shareholders with
a total return of
-24.65%.**
                           IN THE FOLLOWING INTERVIEW, MR. PALMER SHARES HIS VIEW ON NATIONS EMERGING MARKETS FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's primary objective is to invest in growth opportunities in emerging market equities. We believe this is best accomplished by identifying companies whose rates of earnings growth we believe will exceed market expectations. Sources of unexpected growth may include strong national or regional franchises, strategies, management and the ability to finance business objectives. The markets in which the Fund invests are generally those where economic and political conditions provide an acceptable level of risk and, at a macro-economic level, may attract rising expectations of growth.

                           HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET CONDITIONS IN EMERGING MARKETS DURING THE FISCAL YEAR?

                           Investment conditions were extremely turbulent for the emerging markets asset class during the past fiscal year. Nonetheless, the benchmark's performance was better than that of most of its developed country peers. During the 12-month period ended March 31, 2003, the Standard & Poor's/IFC (International Finance Corporation) Investables Index*** returned -22.32% in U.S. dollar terms. This compares with a return of -24.34% for the Morgan Stanley Capital International World Index&, which represents a composite of all Morgan Stanley Capital International developed market indices. Over the same time period, Nations Emerging Markets Fund returned -24.65% in U.S. dollar terms.

                           Emerging markets followed a downward path for most of the year, as they echoed the poor fortunes of stock markets around the globe, against a backdrop of general uncertainty about the strength of the global economy. In relative terms, however, the asset class' performance was supported by pockets of solid economic growth that helped offset the impact of subdued activity in the global economy and

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Standard & Poor's/IFC (International Finance Corporation) Investables Index is an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

                           Source for all statistical data -- Gartmore Global Partners

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL. INVESTING IN EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY continued


                           growing tension in the Middle East and North Korea. This was most evident among Asian markets, as China's mounting economic might supported robust levels of economic activity within the region. Nonetheless, markets within the Asian region ended the year in negative territory. Both Taiwan and South Korea, the two biggest markets within the asset class, recorded declines of more than 30%. The latter's performance was exacerbated towards the end of the review year by mounting tensions with North Korea, and news of fraudulent accounting at SK Global Company, Ltd., one of the nation's leading conglomerates. Markets in Latin America also underwent a roller coaster ride, though Brazil's was particularly intense. Having moved sharply lower in the months ahead of the presidential elections in October, the market bounced strongly immediately after its conclusion. Investors had been concerned about the policies that the probable winner, Lula, would implement should he succeed in his campaign. However, they warmed to his pledges of austere economic policy management, pledges that were subsequently endorsed by the International Monetary Fund. In contrast, Russia and South Africa were among the few countries within the asset class to post positive returns. Russia's return was supported by the escalating price of oil, while the South African market staged a recovery on the back of a resurgent rand.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE PAST 12 MONTHS?&&

                           The Fund's emphasis has been on stock selection. However overweight stances in some of the smaller markets such as Thailand and Hungary, where the economy improved significantly over the course of the year, proved favorable to performance. Overweight positions in China and Russia also benefited the Fund, with the former underpinned by its booming economy and the latter supported by the buoyancy of crude oil prices.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Among the country positions that detracted from performance was the overweight stance in Mexico. Despite offering firm fundamentals, the market moved lower because of the economy's extensive trade links with the U.S. The Fund's exposure to Brazil also hurt relative performance, since the market was indiscriminately sold off ahead of the presidential elections.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           The Fund's emphasis on industrials and financials proved favorable to performance. In terms of the contribution from financials, the single largest contribution came from the holding in Thai-based Siam Commercial Bank Public Company Ltd. Elsewhere, the decision to invest in Brazilian bank Unibanco Holdings GDR immediately after the presidential elections also contributed positively, as did the holding in South African lender ABSA Group Ltd., which rallied on the back of a recovering rand. In the industrial sector, the Fund benefited most notably from its investment in shipping stocks Daewoo Shipbuilding & Marine Engineering Company, Ltd. and Yang Ming Marine Transport, as global demand for new ships and increased intra-Asian economic produced strong performances. Latin American industrials that contributed positively included Brazilian paper & pulp firm

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS EMERGING MARKETS FUND

PORTFOLIO MANAGER COMMENTARY continued


                           Votorantim Cellulose E Papel Sa, ADR and Mexico's foremost industrial group Alfa, SA. Selected technology and telecommunications companies also enhanced the Fund's relative performance, among them Taiwan-based Compal Electronics Inc., GDR and PT Telekomunikasi Indonesia.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?&

                           Stocks that detracted from Fund performance tended to suffer more from broader influences than from issues specific to the sector or stock. The limited exposure that the Fund had early on to Turkish bank Yapi ve Kredi Bankasi AS, for instance, proved unhelpful. The bank lost about half of its market value in just three days on concern prime minister Ecevit would be forced to resign due to serious illness, thereby disrupting the economic program backed by the International Monetary Fund that he had helped establish. Although its decline was not as acute, the holding in rival Turkiye Garanti Bankasi AS also weighed on the Fund's performance. Indonesia-based PT Indofood Sukses Makmur Tbk, the world's largest maker of instant noodles is another example of external factors that ultimately had an adverse impact on Fund performance since its shares slumped in response to the terrorist bombings on the island of Bali in October.

NATIONS EMERGING MARKETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

 4.3%  Brazil
 4.4%  Malaysia
 4.5%  India
 4.9%  Hong Kong
 5.5%  China
 6.4%  Thailand
 6.8%  Russia
11.6%  South Africa
12.1%  Taiwan
23.0%  Korea
16.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics Company, Ltd.       9.2%
                                                                            -------------------------------------------------
                                                                              2  Siam Commercial Bank Public Company
                                                                                 Ltd.                                    5.6%
                                                                            -------------------------------------------------
                                                                              3  LG Electronics Inc.                     3.6%
                                                                            -------------------------------------------------
                                                                              4  AngloGold Ltd.                          3.0%
                                                                            -------------------------------------------------
                                                                              5  Compal Electronics Inc., GDR            2.6%
                                                                            -------------------------------------------------
                                                                              6  CNOOC Ltd.                              2.6%
                                                                            -------------------------------------------------
                                                                              7  Astra International Inc.                2.4%
                                                                            -------------------------------------------------
                                                                              8  OAO Gazprom, ADR                        2.1%
                                                                            -------------------------------------------------
                                                                              9  M-Systems Flash Disk Pioneers Ltd.      2.0%
                                                                            -------------------------------------------------
                                                                             10  Anglo American plc                      2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS EMERGING MARKETS FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                NATIONS EMERGING MARKETS                                 LIPPER EMERGING MARKETS
                                                          FUND              S&P/IFC INVESTABLES INDEX         FUNDS AVERAGE
                                                ------------------------    -------------------------    -----------------------
Jun. 30 1995                                               9425                       10000                       10000
12/95                                                      9209                        9874                        9877
12/96                                                      9991                       10797                       11266
12/97                                                      9672                        9201                       11010
12/98                                                      7178                        7176                        8021
12/99                                                     14076                       10901                       13859
12/00                                                      9107                        7600                        9643
12/01                                                      8732                        7715                        9365
12/02                                                      8009                        7411                        8888
Mar. 31 2003                                               7573                        6933                        8359

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                NATIONS EMERGING MARKETS                                 LIPPER EMERGING MARKETS
                                                          FUND              S&P/IFC INVESTABLES INDEX         FUNDS AVERAGE
                                                ------------------------    -------------------------    -----------------------
Jun. 30 1995                                              10000                       10000                       10000
12/95                                                      9770                        9874                        9877
12/96                                                     10600                       10797                       11266
12/97                                                     10262                        9201                       11010
12/98                                                      7616                        7176                        8021
12/99                                                     14935                       10901                       13859
12/00                                                      9663                        7600                        9643
12/01                                                      9265                        7715                        9365
12/02                                                      8498                        7411                        8888
Mar. 31 2003                                               8035                        6933                        8359


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (6/30/95 through
      3/31/03)              -2.78%     -3.52%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Emerging Markets Fund from the inception of the share class. The Standard & Poor's/IFC (International Finance Corporation) Investables Index (S&P/IFC Investibles Index) is an unmanaged, capitalization-weighted index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. Funds in the Lipper Emerging Markets Funds Average seek long-term capital appreciation by investing at least 65% of total assets in emerging market (defined by a country's GNP per capita) equity securities. The Index and Lipper Average are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                     PRIMARY A            INVESTOR A                INVESTOR B                INVESTOR C
                                                      NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                       6/30/95               6/30/95                   6/30/95                   6/30/95
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    -24.44%        -24.65%      -28.96%      -25.30%      -29.03%      -25.25%      -26.00%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               -20.39%        -20.60%      -22.15%      -21.19%      -21.98%      -21.19%      -21.19%
5 YEARS                                -5.42%         -5.69%       -6.80%       -6.39%       -6.77%       -6.38%       -6.38%
SINCE INCEPTION                        -2.52%         -2.78%       -3.52%       -3.50%       -3.50%       -3.42%       -3.42%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.2%
             BERMUDA -- 1.8%
   233,900   Tyco International Ltd. ....................................   $  3,008
                                                                            --------
             BRAZIL -- 4.1%
    49,700   Brasil Telecom Participacoes SA, ADR(a).....................      1,389
   113,405   Cemig CIA Energ, ADR........................................        845
   127,400   Petroleo Brasileiro SA-'A', ADR.............................      1,753
   342,100   Tele Norte Leste Participacoes SA, ADR(a)...................      2,822
                                                                            --------
                                                                               6,809
                                                                            --------
             CANADA -- 2.0%
 1,600,000   Nortel Networks Corporation!!(a)............................      3,328
                                                                            --------
             FRANCE -- 3.7%
   887,600   Alcatel SA 'A'..............................................      6,072
                                                                            --------
             GERMANY -- 6.7%
    54,600   BASF AG(a)..................................................      2,038
   258,100   Bayerische Hypo-und Vereinsbank AG(a).......................      1,943
    42,000   DaimlerChrysler AG (REGD)...................................      1,233
   312,303   Deutsche Telekom AG.........................................      3,445
    56,310   E.On AG(a)..................................................      2,322
                                                                            --------
                                                                              10,981
                                                                            --------
             ITALY -- 0.8%
   619,000   IntesaBci SpA!!(a)..........................................      1,378
                                                                            --------
             JAPAN -- 8.3%
   641,000   Hitachi, Ltd. ..............................................      2,233
   350,000   Matsushita Electric Industrial Company Ltd. ................      2,990
       278   Millea Holdings, Inc. ......................................      1,726
       317   Mitsubishi Tokyo Financial Group Inc. ......................      1,203
       810   Nippon Telegraph and Telephone Corporation..................      2,753
   157,000   Sankyo Company, Ltd. .......................................      2,079
       366   Sumitomo Mitsui Financial Group, Inc.(a)....................        654
                                                                            --------
                                                                              13,638
                                                                            --------
             MEXICO -- 5.2%
   233,700   America Movil SA de CV 'L', ADR.............................      3,125
   161,490   Cemex SA de CV, ADR(a)......................................      2,816
    89,200   Telefonos de Mexico SA de CV 'L', ADR.......................      2,651
                                                                            --------
                                                                               8,592
                                                                            --------
             NETHERLANDS -- 1.2%
    86,254   ABN AMRO Holding NV.........................................      1,261
   204,180   Koninklijke Ahold NV........................................        680
                                                                            --------
                                                                               1,941
                                                                            --------

                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
             SOUTH AFRICA -- 0.9%
   228,000   South African Breweries plc@................................   $  1,427
                                                                            --------
             SOUTH KOREA -- 1.2%
   119,600   KT Corporation, ADR(a)......................................      2,054
                                                                            --------
             SPAIN -- 7.4%
   315,180   Banco Bilbao Vizcaya Argentaria SA..........................      2,625
   407,100   Repsol YPF SA...............................................      5,873
   398,241   Telefonica SA!!.............................................      3,723
                                                                            --------
                                                                              12,221
                                                                            --------
             SWITZERLAND -- 4.2%
     6,700   Nestle SA (REGD)............................................      1,326
    66,000   Zurich Financial Services AG(a).............................      5,616
                                                                            --------
                                                                               6,942
                                                                            --------
             UNITED KINGDOM -- 4.6%
   668,900   BAE Systems plc.............................................      1,184
   587,780   BT Group plc................................................      1,459
   137,500   GlaxoSmithKline plc.........................................      2,419
   124,600   HSBC Holdings plc (REGD)(a).................................      1,282
    69,861   Marks & Spencer Group plc...................................        311
   572,200   Reuters Group plc...........................................        918
                                                                            --------
                                                                               7,573
                                                                            --------
             UNITED STATES -- 46.1%
   166,800   Albertson's, Inc. ..........................................      3,144
    45,600   Altria Group, Inc. .........................................      1,366
   121,140   Archer-Daniels-Midland Company..............................      1,308
   172,600   Avaya Inc.!!................................................        352
   129,400   BellSouth Corporation.......................................      2,804
    89,200   Boeing Company..............................................      2,236
   131,700   Bristol-Myers Squibb Company................................      2,782
   175,000   CIT Group Inc. .............................................      2,951
   164,300   Duke Energy Corporation.....................................      2,389
   101,500   Edison International!!......................................      1,390
   226,700   El Paso Corporation(a)......................................      1,372
   117,029   Electronic Data Systems Corporation.........................      2,060
   106,300   FleetBoston Financial Corporation...........................      2,538
   370,700   Ford Motor Company(a).......................................      2,788
   135,100   Goodyear Tire & Rubber Company(a)...........................        698
   171,200   Hewlett-Packard Company.....................................      2,662
   109,900   J.P. Morgan Chase & Company.................................      2,606
    41,100   Loews Corporation...........................................      1,637
 1,775,900   Lucent Technologies Inc.!!(a)...............................      2,611
   193,924   McDonald's Corporation......................................      2,804
   231,900   Micron Technology, Inc.!!...................................      1,888
   305,080   Motorola, Inc. .............................................      2,520
   149,800   Safeway Inc.!!..............................................      2,836
   131,800   SBC Communications Inc. ....................................      2,644
   144,900   Schering-Plough Corporation.................................      2,584
    64,200   Sherwin-Williams Company....................................      1,696
   224,000   Sprint Corporation (FON Group)..............................      2,632
   163,960   The Kroger Company!!........................................      2,156
   127,200   Toys R Us, Inc.!!...........................................      1,065
   201,500   Unisys Corporation!!........................................      1,866
    43,900   UST Inc. ...................................................      1,212
   107,600   Verizon Communications Inc. ................................      3,803
    73,500   Waste Management, Inc. .....................................      1,557

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
             UNITED STATES -- (CONTINUED)
   547,800   Xerox Corporation!!(a)......................................   $  4,766
                                                                            --------
                                                                              75,723
                                                                            --------
             TOTAL COMMON STOCKS
               (Cost $218,666)...........................................    161,687
                                                                            --------
  SHARES
  (000)
----------
             INVESTMENT COMPANIES -- 19.7%
               (Cost $32,336)
    32,336   Nations Cash Reserves, Capital Class Shares#................     32,336
                                                                            --------
             TOTAL INVESTMENTS
               (Cost $251,002*)................................     117.9%   194,023
                                                                            --------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................     (17.9)%
             Cash........................................................   $     79
             Receivable for Fund shares sold.............................        360
             Dividends receivable........................................        494
             Interest receivable.........................................          6
             Receivable from administrator...............................          8
             Collateral on securities loaned.............................    (29,423)
             Investment advisory fee payable.............................       (127)
             Payable for Fund shares redeemed............................       (698)
             Shareholder servicing and distribution fees payable.........        (61)
             Accrued Trustees' fees and expenses.........................        (13)
             Accrued expenses and other liabilities......................        (96)
                                                                            --------
             TOTAL OTHER ASSETS AND
               LIABILITIES (NET).........................................    (29,471)
                                                                            --------
             NET ASSETS........................................     100.0%  $164,552
                                                                            ========
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $    183
             Accumulated net realized loss on investments................       (275)
             Net unrealized depreciation of investments..................    (56,976)
             Paid-in capital.............................................    221,620
                                                                            --------
             NET ASSETS..................................................   $164,552
                                                                            ========

                                                                              VALUE
-------------------------------------------------------------------------------------
----------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($57,373,288 / 7,955,851 shares outstanding)..............      $7.21
                                                                            ========
             INVESTOR A SHARES:
             Net asset value and redemption price per share
               ($47,110,351 / 6,557,084 shares outstanding)..............      $7.18
                                                                            ========



             Maximum sales charge........................................      5.75%
                                                                               $7.62
             Maximum offering price per share............................



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($15,309,961 / 2,154,095 shares outstanding)..............      $7.11
                                                                            ========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($44,758,139 /6,297,620 shares outstanding)...............      $7.11
                                                                            ========

---------------

 *
Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $29,423.

(a)
  All or a portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $40,840 and $27,483, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


At March 31, 2003, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................       21.4%        $        35,304
Networking and telecommunications equipment.................        9.0                  14,883
Commercial banking..........................................        8.6                  14,112
Pharmaceuticals.............................................        6.0                   9,864
Food and drug stores........................................        5.4                   8,816
Oil and gas.................................................        4.6                   7,626
Computers and office equipment..............................        4.5                   7,428
Financial services..........................................        3.4                   5,616
Automotive..................................................        2.9                   4,719
Electric power -- Non nuclear...............................        2.8                   4,557
Computer services...........................................        2.4                   3,926
Aerospace and defense.......................................        2.1                   3,420
Insurance...................................................        2.0                   3,363
Conglomerates...............................................        1.8                   3,008
Housing and furnishing......................................        1.8                   2,990
Finance -- Miscellaneous....................................        1.8                   2,951
Construction................................................        1.7                   2,816
Restaurants.................................................        1.7                   2,804
Specialty stores............................................        1.7                   2,761
Other.......................................................       12.6                  20,723
                                                              ---------         ---------------
TOTAL COMMON STOCKS.........................................       98.2                 161,687
INVESTMENT COMPANIES........................................       19.7                  32,336
                                                              ---------         ---------------
TOTAL INVESTMENTS...........................................      117.9                 194,023
OTHER ASSETS AND LIABILITIES (NET)..........................      (17.9)                (29,471)
                                                              ---------         ---------------
NET ASSETS..................................................      100.0%        $       164,552
                                                              =========         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.2%
            Investment in Nations Master Investment Trust, International
              Value Master Portfolio*...................................   $ 2,287,912
                                                                           -----------
            Total investments.................................     100.2%    2,287,912
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (0.2)%
            Receivable for Fund shares sold.............................   $       593
            Payable for Fund shares redeemed............................        (2,908)
            Administration fee payable..................................          (337)
            Shareholder servicing and distribution fees payable.........          (271)
            Accrued Trustees' fees and expenses.........................           (41)
            Accrued expenses and other liabilities......................        (1,125)
                                                                           -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        (4,089)
                                                                           -----------
            NET ASSETS........................................     100.0%  $ 2,283,823
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $     5,578
            Accumulated net realized loss on investments................      (141,971)
            Net unrealized depreciation of investments..................    (1,082,941)
            Paid-in capital.............................................     3,503,157
                                                                           -----------
            NET ASSETS........................................             $ 2,283,823
                                                                           ===========


                                                                              VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,614,750,279 / 138,586,627 shares outstanding).........        $11.65
                                                                           ===========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($482,196,161 / 41,502,561
              shares outstanding).......................................        $11.62
                                                                           ===========

            Maximum sales charge........................................         5.75%
            Maximum offering price per share............................        $12.33

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($73,282,711 / 6,387,089
              shares outstanding).......................................        $11.47
                                                                           ===========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($113,593,422 / 9,911,239
              shares outstanding).......................................        $11.46
                                                                           ===========

---------------

 *The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
                                                                             (000)
-------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.9%
            Investment in Nations Master Investment Trust, International
              Equity Master Portfolio*..................................   $ 583,082
                                                                           ---------
            TOTAL INVESTMENTS.................................      99.9%    583,082
                                                                           ---------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.1%
            Receivable for Fund shares sold.............................   $   1,377
            Payable for Fund shares redeemed............................        (282)
            Administration fee payable..................................         (84)
            Shareholder servicing and distribution fees payable.........         (11)
            Accrued Trustees' fees and expenses.........................        (100)
            Accrued expenses and other liabilities......................        (176)
                                                                           ---------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................         724
                                                                           ---------
            NET ASSETS........................................     100.0%  $ 583,806
                                                                           =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $   2,006
            Accumulated net realized loss on investments................    (217,577)
            Net unrealized depreciation of investments..................     (57,423)
            Paid-in capital.............................................     856,800
                                                                           ---------
            NET ASSETS..................................................   $ 583,806
                                                                           =========

                                                                             VALUE
-------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($556,618,833 / 69,498,651 shares outstanding)............       $8.01
                                                                           =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($18,870,171 / 2,379,041 shares outstanding)..............       $7.93
                                                                           =========

            Maximum sales charge........................................       5.75%
            Maximum offering price per share............................       $8.41

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($7,067,602 / 942,698 shares outstanding).................       $7.50
                                                                           =========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              $1,249,397 / 168,268 shares outstanding)..................       $7.43
                                                                           =========

---------------

 *The financial statements of the International Equity Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Equity Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            COMMON STOCKS -- 86.8%
            BRAZIL -- 3.5%
 181,600    Tele Norte Leste Participacoes SA, ADR(a)...................   $  1,498
 138,348    Unibanco Holdings GDR(a)....................................      2,002
                                                                           --------
                                                                              3,500
                                                                           --------
            CANADA -- 3.2%
 141,806    Molson Inc. ................................................      3,246
                                                                           --------
            CHINA -- 1.5%
  56,698    CNOOC Ltd., ADR.............................................      1,512
                                                                           --------
            FINLAND -- 1.9%
 140,584    Nokia Oyj...................................................      1,942
                                                                           --------
            FRANCE -- 4.8%
 138,380    France Telecom SA...........................................      2,823
 209,534    JC Decaux SA!!..............................................      1,989
                                                                           --------
                                                                              4,812
                                                                           --------
            GERMANY -- 7.0%
 144,331    Bayerische Motoren Werke (BMW) AG...........................      4,000
  25,426    SAP AG......................................................      1,914
  27,972    Siemens AG..................................................      1,148
                                                                           --------
                                                                              7,062
                                                                           --------
            HUNGARY -- 1.1%
  55,840    OTP Bank Rt. REGD, GDR......................................      1,094
                                                                           --------
            IRELAND -- 5.8%
 140,568    Ryanair Holdings plc, ADR!!(a)..............................      5,829
                                                                           --------
            ITALY -- 1.4%
 123,308    Banco Popolare di Verona e Novara Scrl......................      1,399
                                                                           --------
            JAPAN -- 12.6%
  32,000    CANON Inc. .................................................      1,117
 326,000    Daiwa Securities Group, Inc.!!..............................      1,339
  12,100    Nintendo Company, Ltd. .....................................        980
     276    Nippon Telegraph and Telephone Corporation..................        938
 293,000    Nissan Motor Company, Ltd. .................................      1,952
     748    NTT DoCoMo, Inc.@...........................................      1,394
 119,000    Shiseido Company, Ltd. .....................................      1,166
  24,800    Sony Corporation............................................        878
  52,200    Takeda Chemical Industries, Ltd. ...........................      1,950
 486,000    The Seiyu, Ltd.!!...........................................      1,066
                                                                           --------
                                                                             12,780
                                                                           --------
            KOREA -- 3.2%
  60,718    POSCO, ADR..................................................      1,196
   9,020    Samsung Electronics Company, Ltd. ..........................      2,042
                                                                           --------
                                                                              3,238
                                                                           --------

                                                                             VALUE
 SHARES                                                                      (000)
------------------------------------------------------------------------------------
            MEXICO -- 1.5%
 613,841    Wal-Mart de Mexico SA de CV,
              Series V..................................................   $  1,492
                                                                           --------
            NETHERLANDS -- 12.3%
 163,245    Heineken Holding NV 'A'.....................................      4,631
 353,026    Koninklijke KPN NV!!........................................      2,266
  37,292    Royal Dutch Petroleum Company...............................      1,519
 157,345    VNU NV......................................................      3,997
                                                                           --------
                                                                             12,413
                                                                           --------
            RUSSIA -- 1.1%
   7,761    YUKOS, ADR(a)...............................................      1,144
                                                                           --------
            SPAIN -- 2.6%
  34,266    Banco Popular Espanol SA....................................      1,481
 146,155    Corporacion Mapfre, SA......................................      1,190
                                                                           --------
                                                                              2,671
                                                                           --------
            SWITZERLAND -- 5.4%
 127,372    UBS AG......................................................      5,420
                                                                           --------
            TAIWAN -- 1.2%
 173,768    Taiwan Semiconductor Manufacturing Company Ltd., ADR!!......      1,189
                                                                           --------
            UNITED KINGDOM -- 16.7%
 100,610    Amdocs Ltd.!!...............................................      1,336
 113,806    British Sky Broadcasting Group plc!!........................      1,127
 236,820    DIAGEO plc..................................................      2,429
  63,968    GlaxoSmithKline plc.........................................      1,125
 193,678    HSBC Holdings plc...........................................      1,987
 223,306    Royal Bank of Scotland plc@.................................      5,031
 198,600    Smiths Group plc............................................      2,009
 182,820    Standard Chartered plc......................................      1,946
                                                                           --------
                                                                             16,990
                                                                           --------
            TOTAL COMMON STOCKS
              (Cost $88,190)............................................     87,733
                                                                           --------
            PREFERRED STOCKS -- 3.4%
            BRAZIL -- 1.5%
  92,656    Companhia de Bebidas das Americas, ADR......................      1,538
                                                                           --------
            GERMANY -- 1.9%
   6,582    Porsche AG..................................................      1,853
                                                                           --------
            TOTAL PREFERRED STOCKS
              (Cost $3,570).............................................      3,391
                                                                           --------
            RIGHTS -- 0.4%
            FRANCE -- 0.4%
              (Cost $0)++
  95,044    France Telecom SA Rights
              Expire 4/18/03............................................        373
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003

PRINCIPAL
 AMOUNT                                                                     VALUE
 (000)                                                                      (000)
------------------------------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 8.6%
              (Cost $8,700)
$  8,700    Federal Home Loan Bank(FHLB)
              1.140%*** 04/01/03........................................   $  8,700
                                                                           --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 9.3%
              (Cost $9,450)
   9,450    Nations Cash Reserves, Capital Class Shares#................      9,450
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $109,910*)................................     108.5%   109,647
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................      (8.5)%
            Cash........................................................   $     17
            Foreign cash (cost $1,332)..................................      1,347
            Unrealized appreciation on forward foreign exchange
              contracts.................................................        869
            Receivable for investment securities sold...................      4,691
            Receivable for Fund shares sold.............................        958
            Dividends receivable........................................        399
            Unrealized depreciation on forward foreign exchange
              contracts.................................................     (1,090)
            Collateral on securities loaned.............................     (9,410)
            Payable for Fund shares redeemed............................        (46)
            Investment advisory fee payable.............................        (64)
            Administration fee payable..................................        (17)
            Shareholder servicing and distribution fees payable.........         (4)
            Payable for investment securities purchased.................     (6,194)
            Accrued Trustees' fees and expenses.........................        (21)
            Accrued expenses and other liabilities......................        (66)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................     (8,631)
                                                                           --------
            NET ASSETS........................................     100.0%  $101,016
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    143
            Accumulated net realized loss on investments................     (8,794)
            Net unrealized depreciation of investments..................       (500)
            Paid-in capital.............................................    110,167
                                                                           --------
            NET ASSETS..................................................   $101,016
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($95,092,569 / 13,625,729 shares outstanding).............      $6.98
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($2,272,076 / 327,862 shares outstanding).................      $6.93
                                                                           ========

            Maximum sales charge........................................      5.75%
            Maximum offering price per share............................      $7.35

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($2,782,109 / 409,548 shares outstanding).................      $6.79
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($869,080 / 127,888 shares outstanding)...................      $6.80
                                                                           ========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

++Amounts represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $9,410.

(a)
  All or a portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $7,636 and $8,818, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


At March 31, 2003, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................       13.3%        $        13,541
Telecommunications services.................................       10.1                  10,255
Investment services.........................................        6.7                   6,759
Automotive..................................................        5.9                   5,952
Publishing and advertising..................................        5.9                   5,986
Airlines....................................................        5.8                   5,829
Beverages...................................................        5.6                   5,675
Commercial services.........................................        4.6                   4,631
Semiconductors..............................................        3.2                   3,231
Pharmaceuticals.............................................        3.0                   3,075
Integrated oil..............................................        3.0                   3,031
Conglomerates...............................................        2.0                   2,009
Networking and telecommunications equipment.................        1.9                   1,942
Software....................................................        1.9                   1,914
Department and discount stores..............................        1.5                   1,492
Banking.....................................................        1.4                   1,399
Metals and mining...........................................        1.2                   1,196
Insurance...................................................        1.2                   1,190
Household products..........................................        1.2                   1,166
Other.......................................................        7.4                   7,460
                                                              ---------         ---------------
TOTAL COMMON STOCKS.........................................       86.8                  87,733
PREFERRED STOCKS............................................        3.4                   3,391
RIGHTS......................................................        0.4                     373
U.S. GOVERNMENT AND AGENCY OBLIGATIONS......................        8.6                   8,700
INVESTMENT COMPANIES........................................        9.3                   9,450
                                                              ---------         ---------------
TOTAL INVESTMENTS...........................................      108.5                 109,647
OTHER ASSETS AND LIABILITIES (NET)..........................       (8.5)                 (8,631)
                                                              ---------         ---------------
NET ASSETS..................................................      100.0%        $       101,016
                                                              =========         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Emerging Markets Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
              COMMON STOCKS -- 97.1%
              BRAZIL -- 2.5%
      2,000   Companhia Vale do Rio Doce, ADR.............................   $     52
      3,448   Gerdau SA, ADR..............................................         32
      2,650   Petroleo Brasileiro SA-Petrobras............................         37
      5,400   Tele Norte Leste Participacoes SA, ADR......................         45
      9,700   Telesp Celular Participacoes SA, ADR!!......................         31
      4,600   Unibanco Holdings GDR.......................................         67
      3,800   Votorantim Celulose E Papel SA, ADR.........................         71
                                                                             --------
                                                                                  335
                                                                             --------
              CHINA -- 5.5%
    567,000   Aluminum Corporation of China Ltd. .........................        102
    260,800   Angang New Steel Company, Ltd., Series H....................         45
    412,000   China Shipping Development Company Ltd. ....................        100
    262,500   CNOOC Ltd. .................................................        351
    286,000   Sinopec Shanghai Petrochemical!!............................         48
    382,000   Sinotrans Limited!!.........................................         99
                                                                             --------
                                                                                  745
                                                                             --------
              HONG KONG -- 4.9%
     62,000   China Merchants Holdings International Company, Ltd. .......         46
    442,000   China Petroleum and Chemical Corporation....................         88
    514,000   Denway Motors Ltd. .........................................        213
    314,000   Harbin Breweries Group Ltd.!!...............................         95
    174,000   Huaneng Power International, Inc. ..........................        164
    447,000   Jiangxi Copper Company, Ltd. ...............................         61
                                                                             --------
                                                                                  667
                                                                             --------
              HUNGARY -- 2.9%
      2,378   Gedeon Richter, GDR.........................................        152
     24,653   OTP Bank Rt. ...............................................        242
                                                                             --------
                                                                                  394
                                                                             --------
              INDIA -- 4.5%
     29,436   ICICI Bank Ltd., ADR!!......................................        185
     11,780   Ranbaxy Laboratories Ltd., GDR..............................        168
     18,500   Reliance Industries Ltd., GDR!!.............................        219
      5,900   Satyam Computer Services Ltd., ADR..........................         49
                                                                             --------
                                                                                  621
                                                                             --------
              INDONESIA -- 4.2%
  1,177,923   Astra International Inc.!!..................................        330
    588,700   PT Telekomunikasi Indonesia.................................        240
                                                                             --------
                                                                                  570
                                                                             --------
              ISRAEL -- 2.0%
     44,900   M-Systems Flash Disk Pioneers Ltd. .........................        277
                                                                             --------
              KOREA -- 23.0%
      5,800   Daelim Industrial Company, Ltd. ............................         81
     24,600   Daewoo Shipbuilding & Marine Engineering Company, Ltd.!!....        186
      2,740   Hite Brewery Company, Ltd. .................................        125
     11,175   Hyundai Motor Company Ltd., GDR.............................        107

                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
              KOREA -- (CONTINUED)
      4,900   Korea Gas Corporation.......................................   $    105
      2,410   KT Corporation!!............................................         83
      2,100   LG Card Company, Ltd. ......................................         29
     30,800   LG Electronics Inc. ........................................        491
      2,000   LG Home Shopping Inc. ......................................        101
      5,590   LG Investment & Securities Company, Ltd. ...................         44
      7,800   LG Petrochemical Company, Ltd. .............................        104
      3,500   POSCO, ADR..................................................         69
      5,550   Samsung Electronics Company, Ltd. ..........................      1,257
     14,300   Shinhan Financial Group Company, Ltd., GDR..................        235
      1,975   SK Telecom Company Ltd., ADR................................         27
     30,000   Ssangyong Motor Company!!...................................        114
                                                                             --------
                                                                                3,158
                                                                             --------
              MALAYSIA -- 4.4%
    288,000   AMMB Holdings Berhad........................................        246
    168,300   Petronas Dagangan Berhad....................................        250
     77,000   Sime Darby Berhad...........................................        105
                                                                             --------
                                                                                  601
                                                                             --------
              MEXICO -- 3.9%
     45,400   Alfa, SA....................................................         65
      6,350   America Movil SA de CV 'L', ADR.............................         85
     44,900   Consorcio ARA, S.A. de C.V.!!...............................         69
      3,900   Grupo Elektra SA de CV, ADR.................................         33
     40,300   Grupo Financiero Banorte SA de CV...........................         93
      2,752   Grupo IMSA SA de CV, ADR....................................         29
     29,100   Grupo Mexico SA, Series B!!.................................         34
     17,000   Organizacion Soriana SA de CV!!.............................         27
     11,400   TV Azteca SA de CV, ADR.....................................         53
      2,100   Wal-Mart de Mexico SA de CV, ADR............................         51
                                                                             --------
                                                                                  539
                                                                             --------
              RUSSIA -- 6.8%
      8,000   JSC MMC Norilsk Nickel, ADR!!...............................        192
     23,800   OAO Gazprom, ADR............................................        286
     14,800   Surgutneftegaz, ADR.........................................        216
      1,560   YUKOS, ADR..................................................        230
                                                                             --------
                                                                                  924
                                                                             --------
              SOUTH AFRICA -- 11.6%
     59,939   ABSA Group Ltd. ............................................        224
     18,900   Anglo American plc..........................................        272
     13,482   AngloGold Ltd. .............................................        405
      4,900   Impala Platinum Holdings Ltd. ..............................        250
     56,400   Nampak Ltd. ................................................         82
    238,281   Sanlam Ltd. ................................................        184
     15,693   Sasol Ltd. .................................................        173
                                                                             --------
                                                                                1,590
                                                                             --------
              TAIWAN -- 12.1%
     11,100   AU Optronics Corporation, ADR!!.............................         63
    151,000   AU Optronics Corporation!!..................................         83
     46,000   Chunghwa Telecom Company, Ltd. .............................         71
     70,900   Compal Electronics Inc., GDR................................        356
    232,000   Far Eastern Textile Ltd. ...................................         83
    132,000   Formosa Plastic Corporation.................................        172
    189,000   Fubon Financial Holding Company, Ltd. ......................        147

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Emerging Markets Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
  SHARES                                                                      (000)
-------------------------------------------------------------------------------------
              TAIWAN -- (CONTINUED)
    247,000   Mega Financial Holdings Company, Ltd.!!.....................   $    111
    135,760   Nan Ya Plastic Corporation..................................        129
     41,700   Pro Mos Technologies Inc.!!.................................         93
    120,000   Taiwan Semiconductor Manufacturing Company Ltd.!!...........        146
    340,000   U-Ming Marine Transport Corp................................        109
    192,000   Yang Ming Marine Transport!!................................         97
                                                                             --------
                                                                                1,660
                                                                             --------
              THAILAND -- 6.4%
     56,000   Electricity Generating Public Company Ltd. .................         51
      1,800   Siam Cement Public Company Ltd. ............................         57
    989,800   Siam Commercial Bank Public Company Ltd.!!..................        761
                                                                             --------
                                                                                  869
                                                                             --------
              TURKEY -- 2.4%
 75,262,500   Haci Omer Sabanci Holding AS!!..............................        140
200,677,341   Turkiye Garanti Bankasi AS!!................................        187
                                                                             --------
                                                                                  327
                                                                             --------
              TOTAL COMMON STOCKS
                (Cost $13,522)............................................     13,277
                                                                             --------
              PREFERRED STOCKS -- 1.6%
              BRAZIL -- 1.6%
    374,900   Ambev Cia De Bebid..........................................         63
 43,654,088   Banco Bradesco SA...........................................        151
                                                                             --------
                                                                                  214
                                                                             --------
              TOTAL PREFERRED STOCKS
                (Cost $214)...............................................        214
                                                                             --------
              WARRANTS -- 0.2%
              BRAZIL -- 0.2%
                (Cost $3)
     64,959   Ambev Cia De Bebid
                expire 4/30/03!!(f)@......................................         29
                                                                             --------

  SHARES                                                                      VALUE
   (000)                                                                      (000)
-------------------------------------------------------------------------------------
              INVESTMENT COMPANIES -- 1.1%
                (Cost $151)
        151   Nations Cash Reserves, Capital Class Shares#................   $    151
                                                                             --------
              TOTAL INVESTMENTS
                (Cost $13,890*).................................     100.0%    13,671
                                                                             --------
              OTHER ASSETS AND
                LIABILITIES (NET)...............................       0.0%+
              Cash........................................................   $     18
              Foreign cash (cost $2)......................................          2
              Receivable for investment securities sold...................        115
              Dividends receivable........................................         76
              Interest receivable.........................................          1
              Payable for Fund shares redeemed............................        (91)
              Investment advisory fee payable.............................         (8)
              Administration fee payable..................................         (3)
              Shareholder servicing and distribution fees payable.........         (2)
              Accrued Trustees' fees and expenses.........................        (39)
              Accrued expenses and other liabilities......................        (71)
                                                                             --------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET).........................................         (2)
                                                                             --------
              NET ASSETS........................................     100.0%  $ 13,669
                                                                             ========
              NET ASSETS CONSIST OF:
              Net investment loss.........................................   $     (6)
              Accumulated net realized loss on investments sold...........    (29,996)
              Net unrealized depreciation of investments..................       (219)
              Paid-in capital.............................................     43,890
                                                                             --------
              NET ASSETS..................................................   $ 13,669
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Emerging Markets Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
-------------------------------------------------------------------------------------
              PRIMARY A SHARES:
              Net asset value, offering and redemption price per share
                ($11,040,707 / 1,396,454 shares outstanding)..............      $7.91
                                                                             ========
              INVESTOR A SHARES:
              Net asset value and redemption price per share
                ($1,617,484 / 207,119 shares outstanding).................      $7.81
                                                                             ========



              Maximum sales charge........................................      5.75%
              Maximum offering price per share............................      $8.29



              INVESTOR B SHARES:
              Net asset value and offering price per share&
                ($809,337 / 107,891 shares outstanding)...................      $7.50
                                                                             ========
              INVESTOR C SHARES:
              Net asset value and offering price per share&
                ($201,597 / 26,916 shares outstanding)....................      $7.49
                                                                             ========

---------------

 *Federal income tax information (see Note 9).

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (f)
  Restricted security. Acquisition date is March 1, 2000. Cost is $3.

ABBREVIATIONS:

ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Emerging Markets Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


At March 31, 2003, sector diversification was as follows:

                                                              % OF NET          VALUE
SECTOR DIVERSIFICATION                                         ASSETS           (000)
-----------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................    17.2%        $     2,351
Oil and gas.................................................    12.7               1,736
Metals and mining...........................................    11.1               1,514
Semiconductors..............................................    10.3               1,403
Diversified electronics.....................................     8.9               1,217
Automotive..................................................     5.6                 764
Diversified manufacturing...................................     4.6                 629
Telecommunications services.................................     4.3                 582
Chemicals -- Specialty......................................     3.3                 453
Marine......................................................     2.8                 383
Pharmaceuticals.............................................     2.3                 320
Beverages...................................................     1.6                 220
Electric power -- Non nuclear...............................     1.6                 215
Utilities -- Miscellaneous..................................     1.5                 208
Financial services..........................................     1.4                 191
Insurance...................................................     1.3                 184
Finance -- Miscellaneous....................................     1.2                 169
Electrical equipment........................................     1.1                 146
Construction................................................     1.0                 138
Other.......................................................     3.3                 454
                                                               -----         -----------
COMMON STOCKS...............................................    97.1              13,277
PREFERRED STOCKS............................................     1.6                 214
WARRANTS....................................................     0.2                  29
INVESTMENT COMPANIES........................................     1.1                 151
                                                               -----         -----------
TOTAL INVESTMENTS...........................................   100.0              13,671
OTHER ASSETS AND LIABILITIES (NET)..........................     0.0+                 (2)
                                                               -----         -----------
NET ASSETS..................................................   100.0%        $    13,669
                                                               =====         ===========

---------------

 +Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2003

                                           GLOBAL         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL         EMERGING
                                           VALUE              VALUE              EQUITY         OPPORTUNITIES         MARKETS
                                       ------------------------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding
  taxes of $174, $0, $0, $87 and $69,
  respectively)......................  $        3,526     $           --     $           --     $          729     $          468
Dividend income from affiliated
  funds..............................              97                 --                 --                  1                 10
Interest.............................              --*                --                 --                 46                 --
Securities lending...................              57                 --                 --                  5                 35
Allocated from Portfolio:
Dividends (Net of foreign withholding
  taxes of $0, $8,517, $1,509, $0 and
  $0, respectively)+.................              --             66,896             11,892                 --                 --
Dividend income from affiliated
  funds+.............................              --              1,157                197                 --                 --
Interest+............................              --                 10                143                 --                 --
Securities lending+..................              --              2,221                354                 --                 --
Expenses (Net of reimbursement of $0,
  $1,896, $0, $0 and $0,
  respectively)+.....................              --            (26,902)            (5,151)                --                 --
                                       --------------     --------------     --------------     --------------     --------------
    Total investment income..........           3,680             43,382              7,435                781                513
                                       --------------     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee..............           1,462                 --                 --                306                226
Administration fee...................             374              5,078                936                 84                 50
Transfer agent fees..................             138              1,893                183                 13                  7
Custodian fees.......................              31                 --                 --                 79                 48
Legal and audit fees.................              78                 96                 69                 69                 52
Registration and filing fees.........              57                 86                 65                 42                 66
Trustees' fees and expenses..........              16                 17                 17                 17                 17
Interest expense.....................              --                 --                 --                 --                  4
Printing expense.....................             107                656                 68                 72                 70
Other................................              10                110                 22                  6                 21
                                       --------------     --------------     --------------     --------------     --------------
    Subtotal.........................           2,273              7,936              1,360                688                561
Shareholder servicing and
  distribution fees:
  Investor A Shares..................             110              1,730                 61                  4                  8
  Investor B Shares..................             157                977                104                 23                 15
  Investor C Shares..................             438              1,460                 12                  9                  3
                                       --------------     --------------     --------------     --------------     --------------
    Total expenses...................           2,978             12,103              1,537                724                587
Fees waived by investment advisor
  and/or administrator...............              --                 --                 --               (120)              (134)
Fees reduced by credits allowed by
  the custodian......................              --                 --                 --                 --*                --
                                       --------------     --------------     --------------     --------------     --------------
    Net expenses.....................           2,978             12,103              1,537                604                453
                                       --------------     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).........             702             31,279              5,898                177                 60
                                       --------------     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions..............           1,510                 --                 --             (6,091)            (2,699)
  Security transactions allocated
    from Portfolio+..................              --           (141,724)           (76,111)                --                 --
  Foreign currencies and net other
    assets...........................             (58)                --                 --                (34)               (68)
  Foreign currencies and net other
    assets allocated from
    Portfolio+.......................              --               (993)              (592)                --                 --
                                       --------------     --------------     --------------     --------------     --------------
Net realized gain/(loss) on
  investments........................           1,452           (142,717)           (76,703)            (6,125)            (2,767)
                                       --------------     --------------     --------------     --------------     --------------
Change in unrealized appreciation/
  (depreciation) of:
  Securities.........................         (60,376)                --                 --             (1,420)            (3,826)
  Securities allocated from
    Portfolio+.......................              --           (956,728)           (59,707)                --                 --
  Foreign currencies and net other
    assets...........................               2                 --                 --               (238)                --*
                                       --------------     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of
  investments........................         (60,374)          (956,728)           (59,707)            (1,658)            (3,826)
                                       --------------     --------------     --------------     --------------     --------------
Net realized and unrealized
  gain/(loss) on investments.........         (58,922)        (1,099,445)          (136,410)            (7,783)            (6,593)
                                       --------------     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........  $      (58,220)    $   (1,068,166)    $     (130,512)    $       (7,606)    $       (6,533)
                                       ==============     ==============     ==============     ==============     ==============

---------------

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

 * Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                 GLOBAL VALUE                       INTERNATIONAL VALUE
                                                       ---------------------------------     ---------------------------------
                                                         YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
                                                          3/31/03           3/31/02(A)          3/31/03            3/31/02
                                                       -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).........................  $          702     $           84     $       31,279     $       27,414
Net realized gain/(loss) on investments..............           1,452              1,152                 --                  -
Net realized gain/(loss) on investments allocated
  from Portfolio+....................................              --                 --           (142,717)            69,800
Net change in unrealized appreciation/(depreciation)
  of investments.....................................         (60,374)             3,398                 --                 --
Net change in unrealized appreciation/(depreciation)
  of investments allocated from Portfolio+...........              --                 --           (956,728)           (64,827)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations.........................................         (58,220)             4,634         (1,068,166)            32,387
Distributions to shareholders from net investment
  income:
  Primary A Shares...................................            (315)               (16)           (24,922)           (21,300)
  Investor A Shares..................................            (153)                (5)            (5,579)            (6,264)
  Investor B Shares..................................              --                 --               (142)              (582)
  Investor C Shares..................................              --                 --               (377)              (627)
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares...................................          (1,037)               (29)           (12,246)           (34,084)
  Investor A Shares..................................            (767)               (15)            (5,369)           (11,408)
  Investor B Shares..................................            (277)               (11)              (645)            (2,115)
  Investor C Shares..................................            (776)               (20)              (896)            (1,962)
Net increase/(decrease) in net assets from Fund share
  transactions.......................................         107,962            113,597            277,667          1,523,469
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets................          46,417            118,135           (840,675)         1,477,514
NET ASSETS:
Beginning of period..................................         118,135                 --          3,124,498          1,646,984
                                                       --------------     --------------     --------------     --------------
End of period........................................  $      164,552     $      118,135     $    2,283,823     $    3,124,498
                                                       ==============     ==============     ==============     ==============
Undistributed net investment income/(loss) at end of
  period.............................................  $          183     $           30     $        5,578     $        6,317
                                                       ==============     ==============     ==============     ==============

---------------

+ Allocated from International Value Master Portfolio and International Equity Master Portfolio, respectively.

(a)Global Value commenced operations on April 16, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

         INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES            EMERGING MARKETS
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $        5,898   $        5,085   $          177   $          (31)  $           60   $          126
                --               --           (6,125)            (956)          (2,767)          (8,074)

           (76,703)        (101,420)              --               --               --               --

                --               --           (1,658)           1,142           (3,826)          12,426

           (59,707)          70,073               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------

          (130,512)         (26,262)          (7,606)             155           (6,533)           4,478


            (2,879)             (90)              --               --              (36)              --
               (97)              --               --               --               (2)              --
                (8)              --               --               --               --               --
                (1)              --               --               --               --               --


                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

           196,845         (246,445)         101,578             (390)          (4,882)         (19,876)
    --------------   --------------   --------------   --------------   --------------   --------------
            63,348         (272,797)          93,972             (235)         (11,453)         (15,398)

           520,458          793,255            7,044            7,279           25,122           40,520
    --------------   --------------   --------------   --------------   --------------   --------------
    $      583,806   $      520,458   $      101,016   $        7,044   $       13,669   $       25,122
    ==============   ==============   ==============   ==============   ==============   ==============

    $        2,006   $         (335)  $          143   $           --   $           (6)  $           13
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                              GLOBAL VALUE
                                                                  YEAR ENDED              PERIOD ENDED
                                                                MARCH 31, 2003           MARCH 31, 2002
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................    6,588    $ 57,869        5,368    $ 53,858
  Issued as reinvestment of dividends.......................       30         256          --*           3
  Redeemed**................................................   (3,354)    (28,171)        (676)     (6,872)
                                                              -------    --------      -------    --------
  Net increase/(decrease)...................................    3,264    $ 29,954        4,692    $ 46,989
                                                              =======    ========      =======    ========
INVESTOR A SHARES:+
  Sold......................................................    6,314    $ 56,683        2,660    $ 27,008
  Shares issued upon conversion from Investor B shares......        3          22           --          --
  Issued as reinvestment of dividends.......................       55         462            1          10
  Redeemed**................................................   (2,315)    (19,525)        (161)     (1,628)
                                                              -------    --------      -------    --------
  Net increase/(decrease)...................................    4,057    $ 37,642        2,500    $ 25,390
                                                              =======    ========      =======    ========
INVESTOR B SHARES:+
  Sold......................................................    1,439    $ 13,050        1,175    $ 11,824
  Issued as reinvestment of dividends.......................       20         172            1           6
  Shares redeemed upon conversion into Investor A shares....       (3)        (22)          --          --
  Redeemed**................................................     (436)     (3,465)         (41)       (416)
                                                              -------    --------      -------    --------
  Net increase/(decrease)...................................    1,020    $  9,735        1,135    $ 11,414
                                                              =======    ========      =======    ========
INVESTOR C SHARES:+
  Sold......................................................    4,175    $ 37,489        3,061    $ 30,685
  Issued as reinvestment of dividends.......................       56         486            1          14
  Redeemed**................................................     (905)     (7,344)         (91)       (895)
                                                              -------    --------      -------    --------
  Net increase/(decrease)...................................    3,326    $ 30,631        2,971    $ 29,804
                                                              =======    ========      =======    ========
    Total net increase/(decrease)...........................   11,667    $107,962       11,298    $113,597
                                                              =======    ========      =======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 + Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 16, 2001.

 **Net of redemption fees of $19, $5, $5 and $2 for Primary A, Investor A,
   Investor B and Investor C shares, respectively, for the year ended March 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                            INTERNATIONAL VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      ---------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   48,229    $ 785,138       87,370    $1,445,271
  Issued as reinvestment of dividends.......................    1,067       14,895        1,351        21,389
  Redeemed**................................................  (34,261)    (475,600)     (32,433)     (529,939)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................   15,035    $ 324,433       56,288    $  936,721
                                                              =======    =========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................   46,873    $ 739,584       76,262    $1,245,590
  Shares issued upon conversion from Investor B shares......       55          684           --            --
  Issued as reinvestment of dividends.......................      551        7,900          797        12,548
  Redeemed**................................................  (54,055)    (806,150)     (49,471)     (810,553)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................   (6,576)   $ (57,982)      27,588    $  447,585
                                                              =======    =========      =======    ==========
INVESTOR B SHARES:
  Sold......................................................      956    $  15,663        3,224    $   52,386
  Issued as reinvestment of dividends.......................       40          636          141         2,201
  Shares redeemed upon conversion into Investor A shares....      (56)        (684)          --            --
  Redeemed..................................................   (1,655)     (22,649)        (988)      (15,784)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................     (715)   $  (7,034)       2,377    $   38,803
                                                              =======    =========      =======    ==========
INVESTOR C SHARES:
  Sold......................................................    2,753    $  44,942        7,184    $  114,565
  Issued as reinvestment of dividends.......................       53          811          114         1,772
  Redeemed..................................................   (2,046)     (27,503)      (1,004)      (15,977)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................      760    $  18,250        6,294    $  100,360
                                                              =======    =========      =======    ==========
    Total net increase/(decrease)...........................    8,504    $ 277,667       92,547    $1,523,469
                                                              =======    =========      =======    ==========

---------------

 **Net of redemption fees of $29 and $1 for Primary A and Investor A shares, respectively, for the year ended March 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            INTERNATIONAL EQUITY
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 2003             MARCH 31, 2002
                                                              --------------------      -----------------------
                                                              SHARES      DOLLARS        SHARES       DOLLARS
                                                              -------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  106,515    $ 984,896        81,708    $   850,492
  Issued in exchange for assets of Bank of America
    International Equity Fund (Note 10).....................   10,430       97,940            --             --
  Issued as reinvestment of dividends.......................      197        1,825             7             66
  Redeemed**................................................  (92,884)    (877,690)     (101,628)    (1,072,907)
                                                              -------    ---------      --------    -----------
  Net increase/(decrease)...................................   24,258    $ 206,971       (19,913)   $  (222,349)
                                                              =======    =========      ========    ===========
INVESTOR A SHARES:
  Sold......................................................   32,768    $ 317,343        58,348    $   610,249
  Shares issued upon conversion from Investor B shares......      282        2,416            --             --
  Issued as reinvestment of dividends.......................        7           69            --             --
  Redeemed**................................................  (33,597)    (326,005)      (59,702)      (629,457)
                                                              -------    ---------      --------    -----------
  Net increase/(decrease)...................................     (540)   $  (6,177)       (1,354)   $   (19,208)
                                                              =======    =========      ========    ===========
INVESTOR B SHARES:
  Sold......................................................      107    $     932           369    $     3,997
  Issued as reinvestment of dividends.......................        1            8            --             --
  Shares redeemed upon conversion into Investor A shares....     (297)      (2,416)           --             --
  Redeemed**................................................     (328)      (2,839)         (874)        (9,026)
                                                              -------    ---------      --------    -----------
  Net increase/(decrease)...................................     (517)   $  (4,315)         (505)   $    (5,029)
                                                              =======    =========      ========    ===========
INVESTOR C SHARES:
  Sold......................................................      212    $   1,644           322    $     3,070
  Issued as reinvestment of dividends.......................      --*            1            --             --
  Redeemed**................................................     (173)      (1,279)         (306)        (2,929)
                                                              -------    ---------      --------    -----------
  Net increase/(decrease)...................................       39    $     366            16    $       141
                                                              =======    =========      ========    ===========
    Total net increase/(decrease)...........................   23,240    $ 196,845       (21,756)   $  (246,445)
                                                              =======    =========      ========    ===========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $166, $164, $1 and $18 for Primary A, Investor A,
   Investor B and Investor C shares, respectively, for the year ended March 31, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                     INTERNATIONAL OPPORTUNITIES
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2003         MARCH 31, 2002
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  14,397    $107,238        276     $ 2,233
  Redeemed..................................................  (1,094)     (8,160)      (137)     (1,096)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................  13,303    $ 99,078        139     $ 1,137
                                                              ======    ========       ====     =======
INVESTOR A SHARES:
  Sold......................................................     240    $  1,799        116     $   903
  Shares issued upon conversion from Investor B shares......       1           9         --          --
  Redeemed..................................................     (96)       (734)      (282)     (2,187)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................     145    $  1,074       (166)    $(1,284)
                                                              ======    ========       ====     =======
INVESTOR B SHARES:
  Sold......................................................     249    $  1,834         23     $   189
  Shares redeemed upon conversion into Investor A shares....      (1)         (9)        --          --
  Redeemed..................................................     (76)       (564)       (41)       (309)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................     172    $  1,261        (18)    $  (120)
                                                              ======    ========       ====     =======
INVESTOR C SHARES:
  Sold......................................................      75    $    561          8     $    64
  Redeemed..................................................     (53)       (396)       (24)       (187)
                                                              ------    --------       ----     -------
  Net increase/(decrease)...................................      22    $    165        (16)    $  (123)
                                                              ======    ========       ====     =======
    Total net increase/(decrease)...........................  13,642    $101,578        (61)    $  (390)
                                                              ======    ========       ====     =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           EMERGING MARKETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,230    $ 38,992       4,897    $ 44,247
  Issued as reinvestment of dividends.......................       1           7          --          --
  Redeemed..................................................  (4,706)    (42,554)     (6,934)    (63,313)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (475)   $ (3,555)     (2,037)   $(19,066)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,273    $ 12,736       1,373    $ 11,971
  Shares issued upon conversion from Investor B shares......      39         313          --          --
  Issued as reinvestment of dividends.......................     --*           2          --          --
  Redeemed..................................................  (1,428)    (13,830)     (1,485)    (12,833)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (116)   $   (779)       (112)   $   (862)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      40    $    390          36    $    320
  Issued as reinvestment of dividends.......................      --          --          --          --
  Shares redeemed upon conversion into Investor A shares....     (40)       (313)         --          --
  Redeemed..................................................     (88)       (728)        (41)       (347)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (88)   $   (651)         (5)   $    (27)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      23    $    205          14    $    116
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................     (13)       (102)         (5)        (37)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      10    $    103           9    $     79
                                                              ======    ========      ======    ========
    Total net increase/(decrease)...........................    (669)   $ (4,882)     (2,145)   $(19,876)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                               NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                 VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                               BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                               -----------------------------------------------------------------------------------------
GLOBAL VALUE:
PRIMARY A SHARES
Year ended 3/31/2003#........   $10.50        $ 0.07           $(3.16)          $(3.09)         $(0.04)       $(0.16)
Period ended 3/31/2002*#.....    10.00          0.06             0.47             0.53           (0.01)        (0.02)
INVESTOR A SHARES
Year ended 3/31/2003#........   $10.47        $ 0.05           $(3.15)          $(3.10)         $(0.03)       $(0.16)
Period ended 3/31/2002*#.....    10.00          0.04             0.45             0.49              --##       (0.02)
INVESTOR B SHARES
Year ended 3/31/2003#........   $10.40        $(0.01)          $(3.12)          $(3.13)         $   --        $(0.16)
Period ended 3/31/2002*#.....    10.00         (0.03)            0.45             0.42              --         (0.02)
INVESTOR C SHARES
Year ended 3/31/2003#........   $10.40        $(0.01)          $(3.12)          $(3.13)         $   --        $(0.16)
Period ended 3/31/2002*#.....    10.00         (0.03)            0.45             0.42              --         (0.02)

---------------

 * Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

## Amount represents less than $(0.01) per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF       RATIO OF NET                    RATIO OF
                                           NET ASSETS    OPERATING       INVESTMENT                     OPERATING
    TOTAL         NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.20)         $ 7.21        (29.77)%   $57,373         1.40%           0.87%           15%           1.40%
    (0.03)          10.50          5.24      49,246         1.40(a)+        0.66+           19            1.63(a)+

   $(0.19)         $ 7.18        (29.98)%   $47,111         1.65%           0.62%           15%           1.65%
    (0.02)          10.47          4.92      26,172         1.65(a)+        0.41+           19            1.88(a)+

   $(0.16)         $ 7.11        (30.41)%   $15,310         2.40%          (0.13)%          15%           2.40%
    (0.02)          10.40          4.18      11,804         2.40(a)+       (0.34)+          19            2.63(a)+

   $(0.16)         $ 7.11        (30.41)%   $44,758         2.40%          (0.13)%          15%           2.40%
    (0.02)          10.40          4.18      30,914         2.40(a)+       (0.34)+          19            2.63(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                         NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                           VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                         BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                         OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                         -----------------------------------------------------------------------------------------
INTERNATIONAL VALUE:***
PRIMARY A SHARES*
Year ended 3/31/2003#..................   $16.67         $0.16           $(4.92)          $(4.76)         $(0.17)       $(0.09)
Year ended 3/31/2002#..................    17.30          0.22            (0.29)           (0.07)          (0.20)        (0.36)
Year ended 3/31/2001...................    18.78          0.32            (0.39)           (0.07)          (0.21)        (1.20)
Year ended 3/31/2000#..................    14.45          0.37             4.73             5.10           (0.28)        (0.49)
Period ended 3/31/1999#................    15.53          0.16             0.28             0.44           (0.18)        (1.34)
Period from 11/30/1997 to 5/15/1998....    13.17          0.09             2.56             2.65              --         (0.29)
INVESTOR A SHARES*
Year ended 3/31/2003#..................   $16.61         $0.15           $(4.92)          $(4.77)         $(0.13)       $(0.09)
Year ended 3/31/2002#..................    17.26          0.18            (0.29)           (0.11)          (0.18)        (0.36)
Year ended 3/31/2001...................    18.77          0.27            (0.39)           (0.12)          (0.19)        (1.20)
Year ended 3/31/2000#..................    14.43          0.36             4.72             5.08           (0.25)        (0.49)
Period ended 3/31/1999#................    15.44          0.14             0.36             0.50           (0.17)        (1.34)
Period from 11/30/1997 to 5/15/1998....    13.13          0.08             2.52             2.60              --         (0.29)
INVESTOR B SHARES*
Year ended 3/31/2003#..................   $16.39         $0.03           $(4.84)          $(4.81)         $(0.02)       $(0.09)
Year ended 3/31/2002#..................    17.07          0.07            (0.30)           (0.23)          (0.09)        (0.36)
Year ended 3/31/2001...................    18.64          0.16            (0.40)           (0.24)          (0.13)        (1.20)
Year ended 3/31/2000#..................    14.40          0.22             4.66             4.88           (0.15)        (0.49)
Period ended 3/31/1999**#..............    14.33          0.06             0.76             0.82           (0.13)        (0.62)
INVESTOR C SHARES
Year ended 3/31/2003#..................   $16.39         $0.02           $(4.82)          $(4.80)         $(0.04)       $(0.09)
Year ended 3/31/2002#..................    17.07          0.04            (0.27)           (0.23)          (0.09)        (0.36)
Year ended 3/31/2001...................    18.65          0.16            (0.41)           (0.25)          (0.13)        (1.20)
Year ended 3/31/2000#..................    14.41          0.21             4.69             4.90           (0.17)        (0.49)
Period ended 3/31/1999**#..............    13.33          0.06             1.77             1.83           (0.13)        (0.62)

---------------

  * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Funds Institutional and Retail Shares, which were reorganized into the International Value Primary A and Investor A Shares, respectively, as of May 22, 1998.

 ** International Value Investor B and Investor C Shares commenced operations on
    May 22, 1998 and June 15, 1998, respectively.

 ***The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
                                           NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
    TOTAL         NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
DIVIDENDS AND       VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.26)         $11.65        (28.81)%  $1,614,750      1.17%            1.16%           --            1.23%
    (0.56)          16.67         (0.18)    2,059,558      1.19             1.36            --            1.23
    (1.41)          17.30         (0.50)    1,163,899      1.13             1.89            --            1.23
    (0.77)          18.78         36.03       600,589      1.24(a)          2.11            12%###        1.34(a)
    (1.52)          14.45          1.48       142,546      1.30+            1.36+           44            1.39+
    (0.29)          15.53         20.54       119,412      1.25+            2.06+           88            1.26+

   $(0.22)         $11.62        (28.97)%  $  482,196      1.42%            0.91%           --            1.48%
    (0.54)          16.61         (0.46)      798,587      1.44             1.11            --            1.48
    (1.39)          17.26         (0.72)      353,646      1.38             1.64            --            1.48
    (0.74)          18.77         35.86       186,649      1.49(a)          1.86            12%###        1.59(a)
    (1.51)          14.43          1.75         5,960      1.55+            1.11+           44            1.64+
    (0.29)          15.44         20.22         5,128      1.81+            1.21+           88            1.82+

   $(0.11)         $11.47        (29.54)%  $   73,283      2.17%            0.16%           --            2.23%
    (0.45)          16.39         (1.16)      116,374      2.19             0.36            --            2.23
    (1.33)          17.07         (1.42)       80,655      2.13             0.89            --            2.23
    (0.64)          18.64         34.51        50,999      2.24(a)          1.11            12%###        2.34(a)
    (0.75)          14.40          1.25         4,296      2.30+            0.36+           44            2.39+

   $(0.13)         $11.46        (29.52)%  $  113,594      2.17%            0.16%           --            2.23%
    (0.45)          16.39         (1.16)      149,979      2.19             0.36            --            2.23
    (1.33)          17.07         (1.45)       48,784      2.13             0.89            --            2.23
    (0.66)          18.65         34.64        13,725      2.24(a)          1.11            12%###        2.34(a)
    (0.75)          14.41          3.98           182      2.30+            0.36+           44            2.39+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                            -----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY:*
PRIMARY A SHARES
Year ended 3/31/2003#.....   $10.49          $0.10          $(2.53)           $(2.43)        $(0.05)       $   --
Year ended 3/31/2002#.....    11.12           0.09           (0.72)            (0.63)            --##          --
Year ended 3/31/2001#.....    16.74           0.12           (4.47)            (4.35)         (0.11)        (1.16)
Year ended 3/31/2000#.....    14.12           0.10            4.91              5.01          (0.06)        (2.33)
Year ended 3/31/1999#.....    14.81           0.11            0.39              0.50          (0.12)        (1.07)

INVESTOR A SHARES
Year ended 3/31/2003#.....   $10.30          $0.08          $(2.47)           $(2.39)        $(0.04)       $   --
Year ended 3/31/2002#.....    10.95           0.06           (0.71)            (0.65)            --            --
Year ended 3/31/2001#.....    16.51           0.07           (4.38)            (4.31)         (0.09)        (1.16)
Year ended 3/31/2000#.....    13.97           0.06            4.86              4.92          (0.05)        (2.33)
Year ended 3/31/1999#.....    14.67           0.08            0.40              0.48          (0.11)        (1.07)

INVESTOR B SHARES
Year ended 3/31/2003#.....   $ 9.87          $0.02          $(2.38)           $(2.36)        $(0.01)       $   --
Year ended 3/31/2002#.....    10.56          (0.01)          (0.68)            (0.69)            --            --
Year ended 3/31/2001#.....    16.06             --           (4.27)            (4.27)         (0.07)        (1.16)
Year ended 3/31/2000#.....    13.75          (0.05)           4.72              4.67          (0.03)        (2.33)
Year ended 3/31/1999#.....    14.56          (0.03)           0.38              0.35          (0.09)        (1.07)

INVESTOR C SHARES
Year ended 3/31/2003#.....   $ 9.63          $0.01          $(2.33)           $(2.32)        $(0.01)       $   --
Year ended 3/31/2002#.....    10.30          (0.01)          (0.66)            (0.67)            --            --
Year ended 3/31/2001#.....    15.72          (0.02)          (4.17)            (4.19)         (0.07)        (1.16)
Year ended 3/31/2000#.....    13.52          (0.03)           4.60              4.57          (0.04)        (2.33)
Year ended 3/31/1999#.....    14.34          (0.03)           0.37              0.34          (0.09)        (1.07)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $(0.01) per share.

### Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

                                                                                                                        WITHOUT
                                                                                                                        WAIVERS
                                                                                                                     AND/OR EXPENSE
                                                                                                                     REIMBURSEMENTS
                                                                                                                     --------------
                 NET INCREASE                                             RATIO OF        RATIO OF                      RATIO OF
                 IN NET ASSET                               NET ASSETS   OPERATING     NET INVESTMENT                  OPERATING
    TOTAL         VALUE FROM       NET ASSET                  END OF      EXPENSES    INCOME/(LOSS) TO   PORTFOLIO    EXPENSES TO
DIVIDENDS AND     REDEMPTION         VALUE        TOTAL       PERIOD     TO AVERAGE     AVERAGE NET      TURNOVER       AVERAGE
DISTRIBUTIONS        FEES        END OF PERIOD   RETURN++     (000)      NET ASSETS        ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------


   $(0.05)          $  --##         $ 8.01        (23.19)%   $556,619        1.18%          1.10%            --           1.18%
       --##            --            10.49         (5.65)     474,738        1.16           0.88             --           1.16
    (1.27)             --            11.12        (27.40)     724,572        1.15           0.89             --           1.16
    (2.39)             --            16.74         39.85      866,731        1.14           0.69            129%###       1.18
    (1.19)             --            14.12          3.68      743,861        1.13           0.79            146           1.13


   $(0.04)          $0.06           $ 7.93        (22.71)%   $ 18,870        1.43%          0.85%            --           1.43%
       --              --            10.30         (5.94)      30,067        1.41           0.63             --           1.41
    (1.25)             --            10.95        (27.54)      46,770        1.40           0.64             --           1.41
    (2.38)             --            16.51         39.54       43,111        1.39           0.44            129%###       1.43
    (1.18)             --            13.97          3.59       12,785        1.38           0.54            146           1.38


   $(0.01)          $  --##         $ 7.50        (23.96)%   $  7,068        2.18%          0.10%            --           2.18%
       --              --             9.87         (6.53)      14,408        2.16          (0.12)            --           2.16
    (1.23)             --            10.56        (28.11)      20,747        2.15          (0.11)            --           2.16
    (2.36)             --            16.06         38.14       32,073        2.14          (0.31)           129%###       2.18
    (1.16)             --            13.75          2.65       28,266        2.13          (0.21)           146           2.13


   $(0.01)          $0.13           $ 7.43        (22.78)%   $  1,249        2.18%          0.10%            --           2.18%
       --              --             9.63         (6.50)       1,245        2.16          (0.12)            --           2.16
    (1.23)             --            10.30        (28.22)       1,166        2.15          (0.11)            --           2.16
    (2.37)             --            15.72         38.12          987        2.14          (0.31)           129%###       2.18
    (1.16)             --            13.52          2.63          824        2.13          (0.21)           146           2.13

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      NET ASSET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE       VALUE
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS   END OF PERIOD
                                            ----------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2003#.....................   $ 8.36        $ 0.04           $(1.42)          $(1.38)           $6.98
Year ended 3/31/2002#.....................     8.03         (0.01)            0.34             0.33             8.36
Period ended 3/31/2001*#..................    10.00            --##          (1.97)           (1.97)            8.03

INVESTOR A SHARES
Year ended 3/31/2003#.....................   $ 8.32        $ 0.01           $(1.40)          $(1.39)           $6.93
Year ended 3/31/2002#.....................     8.01         (0.01)            0.32             0.31             8.32
Period ended 3/31/2001*#..................    10.00         (0.01)           (1.98)           (1.99)            8.01

INVESTOR B SHARES
Year ended 3/31/2003#.....................   $ 8.22        $(0.04)          $(1.39)          $(1.43)           $6.79
Year ended 3/31/2002#.....................     7.97         (0.07)            0.32             0.25             8.22
Period ended 3/31/2001*#..................    10.00         (0.08)           (1.95)           (2.03)            7.97

INVESTOR C SHARES
Year ended 3/31/2003#.....................   $ 8.22        $(0.05)          $(1.37)          $(1.42)           $6.80
Year ended 3/31/2002#.....................     7.97         (0.07)            0.32             0.25             8.22
Period ended 3/31/2001*#..................    10.00         (0.09)           (1.94)           (2.03)            7.97

---------------

 * International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

                                                                        WITHOUT
                                                                        WAIVERS
                                                                     AND/OR EXPENSE
                                                                     REIMBURSEMENTS
                                                                     --------------
                         RATIO OF         RATIO OF                      RATIO OF
           NET ASSETS    OPERATING     NET INVESTMENT                  OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO    EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER       AVERAGE
RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------
 (16.51)%   $95,093        1.48%(a)         0.58%           193%          1.80%(a)
   4.11       2,700        1.42(a)(b)      (0.08)           307           4.02(a)
 (19.70)      1,477        1.47+            0.12+           442           6.28+

 (16.71)%   $ 2,272        1.73%(a)         0.33%           193%          2.05%(a)
   3.87       1,526        1.67(a)(b)      (0.33)           307           4.27(a)
 (19.90)      2,797        1.72+           (0.13)+          442           6.53+

 (17.40)%   $ 2,782        2.48%(a)        (0.42)%          193%          2.80%(a)
   3.14       1,951        2.42(a)(b)      (1.08)           307           5.02(a)
 (20.30)      2,031        2.47+           (0.88)+          442           7.28+

 (17.27)%   $   869        2.48%(a)        (0.42)%          193%          2.80%(a)
   3.14         869        2.42(a)(b)      (1.08)           307           5.02(a)
 (20.30)        974        2.47+           (0.88)+          442           7.28+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     TOTAL
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME     DIVIDENDS
                                            -------------------------------------------------------------------------------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2003#.....................   $10.49        $ 0.03           $(2.59)          $(2.56)         $(0.02)     $(0.02)
Year ended 3/31/2002#.....................     8.92          0.05             1.52             1.57              --          --
Year ended 3/31/2001#.....................    15.76         (0.05)           (6.76)           (6.81)          (0.03)      (0.03)
Year ended 3/31/2000#.....................     8.14         (0.05)            7.68             7.63           (0.01)      (0.01)
Year ended 3/31/1999#.....................    10.60          0.14            (2.53)           (2.39)          (0.07)      (0.07)

INVESTOR A SHARES
Year ended 3/31/2003#.....................   $10.37        $ 0.02           $(2.57)          $(2.55)         $(0.01)     $(0.01)
Year ended 3/31/2002#.....................     8.84          0.01             1.52             1.53              --          --
Year ended 3/31/2001#.....................    15.65         (0.04)           (6.75)           (6.79)          (0.02)      (0.02)
Year ended 3/31/2000#.....................     8.09         (0.09)            7.65             7.56              --          --
Year ended 3/31/1999#.....................    10.57          0.10            (2.52)           (2.42)          (0.06)      (0.06)

INVESTOR B SHARES
Year ended 3/31/2003#.....................   $10.04        $(0.06)          $(2.48)          $(2.54)         $   --      $   --
Year ended 3/31/2002#.....................     8.62         (0.06)            1.48             1.42              --          --
Year ended 3/31/2001#.....................    15.32         (0.17)           (6.53)           (6.70)             --          --
Year ended 3/31/2000#.....................     7.99         (0.16)            7.49             7.33              --          --
Year ended 3/31/1999#.....................    10.49          0.05            (2.50)           (2.45)          (0.05)      (0.05)

INVESTOR C SHARES
Year ended 3/31/2003#.....................   $10.02        $(0.06)          $(2.47)          $(2.53)         $   --      $   --
Year ended 3/31/2002#.....................     8.61         (0.06)            1.47             1.41              --          --
Year ended 3/31/2001#.....................    15.31         (0.16)           (6.54)           (6.70)             --          --
Year ended 3/31/2000#.....................     7.98         (0.14)            7.47             7.33              --          --
Year ended 3/31/1999#.....................    10.47          0.05            (2.49)           (2.44)          (0.05)      (0.05)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                        RATIO OF                                     AND/OR EXPENSE
                                                        OPERATING                                    REIMBURSEMENTS
                                                        EXPENSES                                     ---------------
                                         RATIO OF       INCLUDING         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING      INTEREST       NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO    EXPENSE TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET      AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS         ASSETS            ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------


   $ 7.91        (24.44)%   $11,041        1.87%          1.89%             0.37%           119%           2.49%
    10.49         17.60      19,640        1.80           1.85              0.54            102            2.08
     8.92        (43.21)     34,876        1.80           1.84             (0.40)            97            1.86
    15.76         93.71      56,234        1.90           1.91             (0.40)            61            2.54
     8.14        (22.60)     21,689        1.78(a)          --(b)           1.66             71            1.98(a)


   $ 7.81        (24.65)%   $ 1,617        2.12%          2.14%             0.12%           119%           2.74%
    10.37         17.31       3,354        2.05           2.10              0.29            102            2.33
     8.84        (43.38)      3,851        2.05           2.09             (0.65)            97            2.11
    15.65         93.33       3,087        2.15           2.16             (0.65)            61            2.79
     8.09        (22.90)        951        2.03(a)          --(b)           1.41             71            2.23(a)


   $ 7.50        (25.30)%   $   809        2.87%          2.89%            (0.63)%          119%           3.49%
    10.04         16.47       1,961        2.80           2.85             (0.46)           102            3.08
     8.62        (43.73)      1,728        2.80           2.84             (1.40)            97            2.86
    15.32         91.74       3,468        2.90           2.91             (1.40)            61            3.54
     7.99        (23.42)      1,579        2.78(a)          --(b)           0.66             71            2.98(a)


   $ 7.49        (25.25)%   $   202        2.87%          2.89%            (0.63)%          119%           3.49%
    10.02         16.38         167        2.80           2.85             (0.46)           102            3.08
     8.61        (43.73)         65        2.80           2.84             (1.40)            97            2.86
    15.31         91.73         120        2.90           2.91             (1.40)            61            3.54
     7.98        (23.37)         86        2.78(a)          --(b)           0.66             71            2.98(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate portfolios. These financial statements pertain only to the international stock portfolios of Funds
Trust: Global Value Fund, International Value Fund, International Equity Fund, International Opportunities Fund and Emerging Markets Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Subject to certain limited exceptions, International Value Fund is no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund and International Equity Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in International Value Master Portfolio and International Equity Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (83.7% for International Value Master Portfolio and 100.0% for International Equity Master Portfolio at March 31, 2003). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

International Opportunities Fund operates in a master-feeder structure. The Fund seeks to achieve its investment objective by investing substantially all of its assets in International Opportunities Master Portfolio of the Master Trust, which has the same investment objective as the Fund. Because the value of the Fund's investment in the International Opportunities Master Portfolio as of and for the year ended March 31, 2003 represented substantially all of the beneficial interests in the International Opportunities Master Portfolio, the financial statements for the International Opportunities Fund reflect the consolidation of the International Opportunities Master Portfolio. Separate financial statements for the International Opportunities Master Portfolio have not been prepared and references in this report to International Opportunities Fund should be read to include references to the corresponding Master Portfolio.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market

NATIONS FUNDS
quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the

NATIONS FUNDS
risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Effective August 1, 2002, distributions from net investment income, if any, are declared and paid annually. Prior to August 1, 2002, distributions from net investment income, if any, were declared and paid each calendar quarter for all Funds except Global Value and International Value, which declared and paid distributions annually. Each Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into investment advisory agreements (the "Investment Advisory Agreements") with BACAP, dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Prior to January 1, 2003, Funds Trust and Master Trust had entered into investment advisory agreements with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreements that

NATIONS FUNDS

BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL
                                                               RATE
                                                              ------
Global Value................................................  0.90%
International Opportunities.................................  0.80%
Emerging Markets............................................  1.00%

The Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See
Note 2 of Notes to financial statements of the Master Portfolios).

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

Funds Trust has, on behalf of the Emerging Markets Fund, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with BACAP and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.66% of the Fund's average daily net assets. Gartmore has agreed to voluntarily waive half of these fees. There is no guarantee that this waiver will continue in the future.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of Funds Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of Global Value Fund, International Opportunities Fund and Emerging Markets Fund. International Value Fund and International Equity Fund pay a monthly fee at the maximum annual rate of 0.17% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.13% annualized of the Funds' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, Stephens and BA Advisors earned 0.08% and 0.06% (both annualized), respectively, of the Funds' average daily net assets for their co-administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the year ended March 31, 2003 and until July 31, 2003, BACAP (BA Advisors prior to January 1, 2003) has agreed to voluntarily reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense, shareholder servicing and distribution fees), exceed an annual rate of 1.90% of Emerging Markets Fund's average daily net assets. There is no guarantee that this expense limitation will continue. During the year ended March 31, 2003 and until July 31, 2003, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense, shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BACAP is entitled to recover from Global Value Fund any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Global Value Fund to exceed the expense limitation in effect at the time of recovery.

NATIONS FUNDS

At March 31, 2003, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                              POTENTIAL AMOUNT TO   POTENTIAL AMOUNT TO
                                                                RECOVER WITHIN        RECOVER WITHIN
                                                                 3 YEARS AS OF         3 YEARS AS OF
                                                                    3/31/03               3/31/02
                                                              -----------------------------------------
Global Value................................................        $68,531               $1,147

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2003, expenses of the Funds were reduced by $356 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements. The Emerging Markets Fund does not participate in the expense offset arrangement.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% attributable to the net assets of the Primary A shares of the Funds. For the year ended March 31, 2003, Bank of America earned approximately $60,284 for providing such services and is included in "Transfer agent fees" in the Statements of operations.

BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares. For the year ended March 31, 2003, the Funds were informed that the distributors received the following:

                                                               FRONT END             CONTINGENT DEFERRED
                                                              SALES CHARGE               SALES CHARGE
                                                                 (000)                      (000)
                                                              ------------   ------------------------------------
FUND                                                           INVESTOR A    INVESTOR A   INVESTOR B   INVESTOR C
-----------------------------------------------------------------------------------------------------------------
Global Value................................................      $334          $ 2          $ 46         $19
International Value.........................................       482           48           292          45
International Equity........................................        --            3            10          --
International Opportunities.................................        29           --             8          --
Emerging Markets............................................         8           --             7          --

---------------

 *Amount represents less than $500.

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of Funds. The redemption fees are included as an increase to Paid in capital on the Statements of net assets and as a decrease to shares redeemed in the Schedules of capital stock activity. For the year ended March 31, 2003, the Funds received the following in redemption fees:

                                                                               REDEMPTION FEE
                                                                                   (000)
                                                              ------------------------------------------------
FUND                                                          PRIMARY A   INVESTOR A   INVESTOR B   INVESTOR C
--------------------------------------------------------------------------------------------------------------
Global Value................................................    $ 19         $  5        $   5         $ 2
International Value.........................................      29            1           --          --
International Equity........................................     166          164            1          18

No officer, director or employee of Bank of America or BACAP Distributors, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Funds Trust previously offered a retirement plan to the

NATIONS FUNDS

Trustees, which was terminated on January 1, 2002. Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

A significant portion of each Fund's Primary Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT   PLAN
                                                               RATE     LIMIT
                                                              ---------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................   0.25%    0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%    0.25%
Investor B and Investor C Distribution Plans................   0.75%    0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              -------------------
Global Value................................................  $128,474    $22,854
International Opportunities.................................   162,841     70,741
Emerging Markets............................................    25,733     31,622

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2003.

NATIONS FUNDS

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2003, the International Opportunities Fund had the following forward foreign currency contracts outstanding:

                                                                 VALUE OF          VALUE OF                          UNREALIZED
                                                                 CONTRACT          CONTRACT       MARKET VALUE     APPRECIATION/
                                                               WHEN OPENED       WHEN OPENED       OF CONTRACT     (DEPRECIATION)
                                             LOCAL           (LOCAL CURRENCY)   (U.S. DOLLARS)   (U.S. DOLLARS)    (U.S. DOLLARS)
DESCRIPTION                                 CURRENCY              (000)             (000)             (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Expiring April 27, 2003............  Euro                          11,730          $ 12,901         $ 12,787           $(114)
Expiring April 27, 2003............  Euro                          19,749            21,036           21,528             492
Expiring April 27, 2003............  Japanese Yen                 493,941             4,241            4,170             (71)
Expiring April 27, 2003............  Japanese Yen                 713,817             5,964            6,025              61
Expiring April 27, 2003............  British Pound Sterling         3,873             6,065            6,110              45
Expiring April 27, 2003............  British Pound Sterling         2,776             4,435            4,381             (54)
Expiring April 27, 2003............  Swiss Franc                    2,823             2,123            2,090             (33)
Expiring April 27, 2003............  Swiss Franc                    3,389             2,462            2,510              48
                                                                                                                       -----
  Net unrealized appreciation......                                                                                    $ 374
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring April 27, 2003............  Euro                          (7,404)           (7,986)          (8,071)            (85)
Expiring April 27, 2003............  Euro                          (4,326)           (4,681)          (4,716)            (35)
Expiring April 27, 2003............  Euro                          (9,537)          (10,359)         (10,396)            (37)
Expiring April 27, 2003............  Euro                          (4,267)           (4,602)          (4,651)            (49)
Expiring April 27, 2003............  Euro                          (5,945)           (6,391)          (6,481)            (90)
Expiring April 27, 2003............  Euro                          (9,685)          (10,208)         (10,557)           (349)
Expiring April 27, 2003............  Japanese Yen                (307,246)           (2,617)          (2,594)             23
Expiring April 27, 2003............  Japanese Yen                (100,840)             (839)            (851)            (12)
Expiring April 27, 2003............  Japanese Yen                 (85,855)             (735)            (725)             10
Expiring April 27, 2003............  Japanese Yen                (319,590)           (2,708)          (2,698)             10
Expiring April 27, 2003............  Japanese Yen                (196,825)           (1,662)          (1,661)              1
Expiring April 27, 2003............  Japanese Yen                (197,402)           (1,676)          (1,666)             10
Expiring April 27, 2003............  Japanese Yen                (377,985)           (3,118)          (3,191)            (73)
Expiring April 27, 2003............  British Pound Sterling        (1,412)           (2,291)          (2,229)             62
Expiring April 27, 2003............  British Pound Sterling        (1,364)           (2,203)          (2,152)             51
Expiring April 27, 2003............  British Pound Sterling        (1,923)           (3,075)          (3,034)             41
Expiring April 27, 2003............  British Pound Sterling          (762)           (1,217)          (1,203)             14
Expiring April 27, 2003............  British Pound Sterling        (1,188)           (1,871)          (1,874)             (3)
Expiring April 27, 2003............  British Pound Sterling        (2,040)           (3,190)          (3,219)            (29)
Expiring April 27, 2003............  Swiss Franc                   (1,731)           (1,280)          (1,282)             (2)
Expiring April 27, 2003............  Swiss Franc                   (1,091)             (807)            (808)             (1)
Expiring April 27, 2003............  Swiss Franc                   (1,533)           (1,136)          (1,135)              1
Expiring April 27, 2003............  Swiss Franc                     (657)             (484)            (486)             (2)
Expiring April 27, 2003............  Swiss Franc                   (1,199)             (881)            (888)             (7)
Expiring April 27, 2003............  Swiss Franc                   (1,852)           (1,326)          (1,370)            (44)
                                                                                                                       -----
  Net unrealized depreciation......                                                                                     (595)
                                                                                                                       -----
Total net unrealized
  depreciation.....................                                                                                    $(221)
                                                                                                                       =====

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

          1. Investor B Shares purchased before August 1, 1997 automatically convert to Investor A Shares after nine years.

NATIONS FUNDS

          2. Investor B Shares purchased between August 1, 1997 and November 15, 1998 automatically convert to Investor A Shares as follows:

a.   $0 - $249,999                                      9 years
b.   $250,000 - 499,000                                 6 years
c.   $500,000 - 999,000                                 5 years

          3. Investor B Shares purchased after November 15, 1998 automatically convert to Investor A after eight years.

See Schedules of capital stock activity.

7.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT      AVERAGE
                                                              OUTSTANDING*   INTEREST
FUND                                                             (000)         RATE
-------------------------------------------------------------------------------------
Emerging Markets............................................      $215        2.08%

---------------

 *The average amount outstanding was calculated based on daily balances during the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2003, the following Funds had securities on loan:

                                                               MARKET VALUE OF    MARKET VALUE
                                                              LOANED SECURITIES   OF COLLATERAL
FUND                                                                (000)             (000)
-----------------------------------------------------------------------------------------------
Global Value................................................       $27,483           $29,423
International Opportunities.................................         8,818             9,410

NATIONS FUNDS

9.  INCOME TAXES

Information on the tax components of capital as of March 31, 2003 is as follows:

                                                                                                       NET TAX
                                                                                                      UNREALIZED
                                                                                                    APPRECIATION/
                                                                                    NET TAX         (DEPRECIATION)
                                     COST OF                                      UNREALIZED        ON DERIVATIVES
                                   INVESTMENTS    GROSS TAX      GROSS TAX       APPRECIATION/       AND FOREIGN
                                     FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION) ON     CURRENCY AND
                                    PURPOSES     APPRECIATION   DEPRECIATION      INVESTMENTS      NET OTHER ASSETS
FUND                                  (000)         (000)          (000)             (000)              (000)
-------------------------------------------------------------------------------------------------------------------
Global Value.....................   $251,002        $2,819        $(59,798)       $   (56,979)          $   3
International Value..............       N/A*          N/A*            N/A*         (1,082,941)             --
International Equity.............       N/A*          N/A*            N/A*            (77,960)             --
International Opportunities......    112,471         2,974          (5,798)            (2,824)            (16)
Emerging Markets.................     14,361           908          (1,598)              (690)             --


                                   UNDISTRIBUTED    UNDISTRIBUTED
                                      ORDINARY        LONG-TERM
                                      INCOME/          GAINS/
                                    (ACCUMULATED    (ACCUMULATED
                                   ORDINARY LOSS)   CAPITAL LOSS)
FUND                                   (000)            (000)
---------------------------------  ------------------------------
Global Value.....................      $  183        $      (275)
International Value..............       5,578           (141,971)
International Equity.............       1,472           (196,506)
International Opportunities......         (78)            (6,233)
Emerging Markets.................          (6)           (29,525)

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2003, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
                                                                 2007          2009          2010          2011
FUND                                                             (000)         (000)         (000)         (000)
-------------------------------------------------------------------------------------------------------------------
International Value.........................................    $    --        $ --        $     --      $ 75,615
International Equity........................................         --          --         128,015        51,782
International Opportunities.................................         --         166           2,333         1,377
Emerging Markets............................................     14,260          --           9,088         4,142

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the following Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES   CURRENCY LOSSES
                                                                 DEFERRED         DEFERRED
FUND                                                              (000)             (000)
----------------------------------------------------------------------------------------------
Global Value................................................     $   277            $ --
International Value.........................................      66,355              27
International Equity........................................      16,709             750
International Opportunities.................................       2,358             230
Emerging Markets............................................       2,035               6

The tax composition of dividends and distributions (other than return of capital dividends for the year) was as follows:

                                                                      03/31/03                   03/31/02
                                                              ------------------------   ------------------------
                                                              ORDINARY     LONG-TERM     ORDINARY     LONG-TERM
                                                               INCOME    CAPITAL GAINS    INCOME    CAPITAL GAINS
FUND                                                           (000)         (000)        (000)         (000)
-----------------------------------------------------------------------------------------------------------------
Global Value................................................   $3,325       $   --       $    96       $    --
International Value.........................................   42,462        7,714        35,644        42,698
International Equity........................................    2,985           --            90            --
International Opportunities.................................       --           --            --            --
Emerging Markets............................................       38           --            --            --

NATIONS FUNDS

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency, dividend reclassifications, investments in passive foreign investment companies and redemptions used as distributions for tax purposes.

                                                              UNDISTRIBUTED       ACCUMULATED NET
                                                               INVESTMENT     REALIZED GAIN/(LOSS) ON
                                                                 INCOME          INVESTMENTS SOLD       PAID-IN CAPITAL
FUND                                                              (000)                (000)                 (000)
-----------------------------------------------------------------------------------------------------------------------
Global Value................................................      $ (81)               $ 59                  $ 22
International Value.........................................       (998)                756                   242
International Equity........................................       (572)                572                    --
International Opportunities.................................        (34)                 34                    --
Emerging Markets............................................        (41)                 68                   (27)

10.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                                         REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------------------------
International Value                                      International Value
International Equity                                     International Equity
Emerging Markets                                         Emerging Markets

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, the International Equity Fund (the "Acquiring Fund"), acquired the net assets of Bank of America International Equity Fund, a common trust fund managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                            TOTAL NET ASSETS OF   ACQUIRED FUND
TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     ACQUIRING FUND       UNREALIZED
   ACQUIRED FUND        ACQUIRING FUND       AFTER CONVERSION     DEPRECIATION
       (000)                 (000)                 (000)              (000)
-------------------------------------------------------------------------------
      $97,940              $451,505              $549,445            $(8,636)

11.  SUBSEQUENT EVENT

On February 27, 2003, the Board of Trustees of Nations Funds Trust approved a Plan of Liquidation and Termination for Nations Emerging Markets Fund. The Fund liquidated on April 30, 2003. Shareholders that held shares on the liquidation date received their proportionate interest in the Fund's net assets.

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Global Value Fund, Nations International Value Fund, Nations International Equity Fund, Nations Marsico International Opportunities Fund and Nations Emerging Markets Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 were audited by other independent accountants whose report dated July 1, 1998 expressed an unqualified opinion on those statements.

As described in Note 11, effective April 30, 2003, Nations Emerging Markets Fund was liquidated.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  TAX INFORMATION                                                    (UNAUDITED)


For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by Funds Trust for the International Value Fund was $7,713,724.

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2003, the following percentage qualifies for the dividend received deduction available to corporate shareholders:

Global Value................................................  69.02%

For the fiscal year ended March 31, 2003 the total amount of income received by the Funds from sources within foreign countries and possessions of the United States were as follows:

International Value.........................................  $54,132,018
International Equity........................................   10,468,735
International Opportunities.................................      351,920

For the fiscal year ended March 31, 2003, the total amount of taxes paid by the Funds from sources within foreign countries and possessions of the United States were as follows:

International Value.........................................  $6,867,527
International Equity........................................   1,293,281
International Opportunities.................................      37,752

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio and Nations International Equity

Master Portfolio Annual Report

                                                     MARCH 31, 2003

The following pages should be read in conjunction with Nations International Value and Nations International Equity Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
              COMMON STOCKS -- 97.0%
              BERMUDA -- 2.3%
  4,907,580   Tyco International Ltd.(a)..................................   $   63,111
                                                                             ----------
              BRAZIL -- 3.4%
    567,840   Banco Bradesco SA, ADR(a)...................................        9,767
    241,760   Brasil Telecom Participacoes SA, ADR(a).....................        6,757
 11,414,270   Centrais Eletricas Brasileiras SA, ADR......................       30,965
  1,984,600   Petroleo Brasileiro SA-'A', ADR(a)..........................       27,308
  2,164,000   Tele Norte Leste Participacoes SA, ADR(a)...................       17,853
                                                                             ----------
                                                                                 92,650
                                                                             ----------
              CANADA -- 1.7%
 22,498,000   Nortel Networks Corporation!!(a)............................       46,796
                                                                             ----------
              FRANCE -- 4.5%
  9,996,900   Alcatel SA, ADR(a)..........................................       68,878
  3,710,000   European Aeronautic Defence and Space Company(a)............       27,934
    831,400   Renault SA..................................................       27,507
                                                                             ----------
                                                                                124,319
                                                                             ----------
              GERMANY -- 7.0%
  1,094,000   BASF AG, ADR(a).............................................       40,872
  2,113,700   Bayerische Hypo-und Vereinsbank AG, ADR(a)..................       15,914
  6,010,800   Deutsche Telekom AG, ADR(a).................................       66,239
  1,675,900   E.On AG, ADR(a).............................................       69,399
                                                                             ----------
                                                                                192,424
                                                                             ----------
              HONG KONG -- 0.9%
  6,316,000   Swire Pacific, Ltd. 'A', ADR(a).............................       25,023
                                                                             ----------
              ITALY -- 4.3%
 21,334,000   IntesaBci SpA!!(a)..........................................       47,491
  1,027,390   Telecom Italia SpA, ADR(a)..................................       70,889
                                                                             ----------
                                                                                118,380
                                                                             ----------
              JAPAN -- 19.9%
  7,166,000   Daiwa House Industry Company, Ltd. .........................       41,275
  1,199,825   Hitachi, Ltd., ADR(a).......................................       42,174
      7,621   Japan Tobacco, Inc. ........................................       45,438
  1,230,000   Komatsu Ltd. ...............................................        4,523
  1,904,950   Komatsu Ltd., ADR...........................................       28,016
  7,136,310   Matsushita Electric Industrial Company Ltd., ADR............       60,873
 10,262,000   Mitsubishi Heavy Industries, Ltd.(a)........................       24,578
 11,021,990   Mitsubishi Tokyo Financial Group Inc.(a)....................       41,002
 10,133,000   Nippon Mitsubishi Oil Corporation(a)........................       42,641
  2,571,180   Nippon Telegraph and Telephone Corporation, ADR.............       43,659

                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
              JAPAN -- (CONTINUED)
  1,125,000   Ono Pharmaceutical Company, Ltd. ...........................   $   35,008
  4,231,000   Sankyo Company, Ltd. .......................................       56,018
      2,986   Sumitomo Mitsui Financial Group, Inc.(a)....................        5,338
 10,757,100   Sumitomo Mitsui Financial Group, Inc., ADR(a)...............       19,232
  1,365,600   TDK Corporation, ADR(a).....................................       52,330
                                                                             ----------
                                                                                542,105
                                                                             ----------
              KOREA -- 1.0%
  1,402,400   POSCO, ADR(a)...............................................       27,627
                                                                             ----------
              MEXICO -- 4.6%
  4,905,700   America Movil SA de CV 'L', ADR.............................       65,589
  2,023,850   Telefonos de Mexico SA de CV 'L', ADR.......................       60,149
                                                                             ----------
                                                                                125,738
                                                                             ----------
              NETHERLANDS -- 2.7%
  2,737,277   ABN AMRO Holding NV, ADR....................................       40,101
    187,000   Akzo Nobel NV, ADR..........................................        3,749
  9,153,900   Koninklijke Ahold NV........................................       30,466
                                                                             ----------
                                                                                 74,316
                                                                             ----------
              NEW ZEALAND -- 1.5%
  2,067,200   Telecom Corporation of New Zealand Ltd., ADR................       40,620
                                                                             ----------
              PORTUGAL -- 2.4%
  9,556,776   Portugal Telecommunications, SGPS, SA, ADR(a)...............       65,177
                                                                             ----------
              RUSSIA -- 1.3%
    636,870   LUKOIL, ADR(a)..............................................       35,155
                                                                             ----------
              SINGAPORE -- 4.0%
    263,453   DBS Group Holdings Ltd., ADR@...............................        5,492
  8,994,000   Development Bank of Singapore...............................       46,877
  3,464,100   Jardine Matheson Holdings, Ltd., ADR........................       19,053
  7,142,000   Overseas-Chinese Banking Corporation Ltd. ..................       38,236
                                                                             ----------
                                                                                109,658
                                                                             ----------
              SOUTH AFRICA -- 1.8%
  4,967,200   SABMiller plc, ADR@.........................................       30,954
  2,895,450   South African Breweries plc@................................       18,124
                                                                             ----------
                                                                                 49,078
                                                                             ----------
              SOUTH KOREA -- 3.3%
  5,181,200   Korea Electric Power Corporation, ADR(a)....................       41,346
  2,914,300   KT Corporation, ADR(a)......................................       50,039
                                                                             ----------
                                                                                 91,385
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
              SPAIN -- 9.3%
  9,541,433   Banco Bilbao Vizcaya Argentaria SA, ADR(a)..................   $   79,385
  6,356,430   Repsol YPF SA, ADR(a).......................................       91,152
  2,943,232   Telefonica SA, ADR!!(a).....................................       82,557
                                                                             ----------
                                                                                253,094
                                                                             ----------
              SWITZERLAND -- 5.6%
  2,291,700   Swisscom AG, ADR............................................       69,874
  9,801,359   Zurich Financial Services AG, ADR@(a).......................       83,402
                                                                             ----------
                                                                                153,276
                                                                             ----------
              UNITED KINGDOM -- 14.6%
  4,485,630   BAE Systems plc, ADR(a).....................................       31,764
  2,620,100   British American Tobacco plc, ADR...........................       48,734
  1,152,030   BT Group plc, ADR(a)........................................       29,308
  3,804,000   Corus Group plc, ADR!!......................................        3,728
 19,500,935   Friends Provident plc.......................................       23,503
 17,026,100   Granada plc@................................................       15,340
  1,241,500   HSBC Holdings plc, ADR(a)...................................       63,465
  2,113,220   Imperial Chemical Industries plc, ADR.......................       12,679
 18,541,415   Invensys plc, ADR(a)........................................        6,154
  1,658,280   Marks & Spencer Group plc, ADR(a)...........................       44,350
  3,290,151   Reuters Group plc(a)........................................       32,178
 22,958,200   Royal & Sun Alliance Insurance Group plc....................       24,768
 14,732,700   Safeway plc.................................................       60,721
                                                                             ----------
                                                                                396,692
                                                                             ----------
              VENEZUELA -- 0.9%
  2,878,864   Cia Anonima Nacional Telefonos de Venezuela, ADR............       25,852
                                                                             ----------
              TOTAL COMMON STOCKS
                (Cost $3,906,325).........................................    2,652,476
                                                                             ----------
              PREFERRED STOCKS -- 1.0%
              BRAZIL -- 1.0%
    882,000   Companhia de Bebidas das Americas, ADR(a)...................       14,642
    663,200   Telecomunicacoes Brasileiras SA -- Telebras, ADR(a).........       13,330
                                                                             ----------
              TOTAL PREFERRED STOCKS
                (Cost $55,566)..................................                 27,972
                                                                             ----------
  SHARES                                                                        VALUE
   (000)                                                                        (000)
----------------------------------------------------------------------------------------
              INVESTMENT COMPANIES -- 25.9%
                (Cost $706,949)
    706,949   Nations Cash Reserves, Capital Class Shares#................   $  706,949
                                                                             ----------
              TOTAL INVESTMENTS
                (Cost $4,668,840*)..............................     123.9%   3,387,397
                                                                             ----------
              OTHER ASSETS AND
                LIABILITIES (NET)...............................     (23.9)%
              Cash........................................................   $      110
              Dividends receivable........................................       15,420
              Interest receivable.........................................          119
              Collateral on securities loaned.............................     (667,280)
              Investment advisory fee payable.............................       (1,980)
              Administration fee payable..................................         (118)
              Accrued Trustees' fees and expenses.........................          (27)
              Accrued expenses and other liabilities......................         (126)
                                                                             ----------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET).........................................     (653,882)
                                                                             ----------
              NET ASSETS........................................     100.0%  $2,733,515
                                                                             ==========

---------------

 *Federal income tax information: Net unrealized depreciation of $1,281,442 on investment securities was comprised of gross appreciation of $64,787 and depreciation of $1,346,229 for federal income tax purposes. At March 31, 2003, the aggregate cost for federal income tax purposes was $4,668,840.

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 6). The portion that represents cash collateral is $667,280.

(a)
  All or portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003, is $925,144 and $612,838 respectively.

ABBREVIATION:
ADR - American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


At March 31, 2003, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................       25.5%        $       694,562
Commercial banking..........................................       13.3                 364,809
Oil and gas.................................................        7.2                 196,256
Financial services..........................................        4.7                 127,478
Networking and telecommunications equipment.................        4.2                 115,674
Housing and furnishing......................................        3.7                 102,148
Electric power -- Non nuclear...............................        3.7                 100,364
Electrical equipment........................................        3.5                  94,504
Tobacco.....................................................        3.4                  94,172
Food and drug stores........................................        3.3                  91,187
Pharmaceuticals.............................................        3.3                  91,026
Conglomerates...............................................        3.2                  87,689
Aerospace and defense.......................................        2.2                  59,698
Beverages...................................................        1.8                  49,078
Insurance...................................................        1.8                  48,271
Banking.....................................................        1.7                  47,491
Chemicals -- Specialty......................................        1.6                  44,621
Retail -- Specialty.........................................        1.6                  44,350
Electric power -- Nuclear...................................        1.5                  41,346
Other.......................................................        5.8                 157,752
                                                              ---------         ---------------
TOTAL COMMON STOCKS.........................................       97.0               2,652,476
PREFERRED STOCKS............................................        1.0                  27,972
INVESTMENT COMPANIES........................................       25.9                 706,949
                                                              ---------         ---------------
TOTAL INVESTMENTS...........................................      123.9               3,387,397
OTHER ASSETS AND LIABILITIES (NET)..........................      (23.9)               (653,882)
                                                              ---------         ---------------
NET ASSETS..................................................      100.0%        $     2,733,515
                                                              =========         ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Equity Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 93.0%
             AUSTRALIA -- 1.3%
   137,500   Brambles Industries Ltd. .....................................   $    379
    91,286   Broken Hill Proprietary Company, Ltd. ........................        512
   167,700   National Australia Bank Ltd. .................................      3,238
    35,220   Rio Tinto Ltd. ...............................................        660
   101,005   The News Corporation Ltd., ADR(a).............................      2,616
    46,900   Westpac Banking Corporation...................................        427
                                                                              --------
                                                                                 7,832
                                                                              --------
             BERMUDA -- 0.4%
    31,000   ACE Ltd. .....................................................        897
    19,600   XL Capital Ltd., Class A......................................      1,387
                                                                              --------
                                                                                 2,284
                                                                              --------
             BRAZIL -- 1.9%
     7,200   Banco Bradesco SA, ADR(a).....................................        124
     4,900   Banco Itau SA, ADR............................................        133
    22,975   Companhia Vale do Rio Doce....................................        619
    15,300   Companhia Vale do Rio Doce, ADR...............................        397
   175,795   Petroleo Brasileiro SA, ADR(a)................................      2,663
   382,046   Tele Norte Leste Participacoes SA, ADR(a).....................      3,152
   283,239   Unibanco Holdings GDR(a)......................................      4,098
                                                                              --------
                                                                                11,186
                                                                              --------
             CANADA -- 2.4%
    70,800   Abitibi-Consolidated Inc. ....................................        493
   107,000   Barrick Gold Corporation......................................      1,668
    32,800   Canadian Imperial Bank of Commerce(a).........................      1,055
    38,221   Canadian National Railway Company(a)..........................      1,631
    17,933   EnCana Corporation............................................        582
   305,446   Molson Inc.(a)................................................      6,992
    51,600   National Bank of Canada(a)....................................      1,136
    37,432   Suncor Energy, Inc. ..........................................        652
                                                                              --------
                                                                                14,209
                                                                              --------
             CHINA -- 0.5%
   117,575   CNOOC Ltd., ADR(a)............................................      3,135
                                                                              --------
             DENMARK -- 1.0%
   335,814   Danske Bank A/S(a)............................................      5,601
                                                                              --------
             FINLAND -- 2.1%
   681,448   Nokia Oyj(a)..................................................      9,414
   287,000   Stora Enso Oyj 'R'(a).........................................      2,647
    19,033   TietoEnator Oyj@(a)...........................................        263
                                                                              --------
                                                                                12,324
                                                                              --------
             FRANCE -- 8.2%
    49,977   Accor SA......................................................      1,381
    65,815   BNP Paribas SA................................................      2,636
    65,125   Bouygues SA...................................................      1,311
    85,000   Compagnie de Saint-Gobain.....................................      2,350
   143,000   Compagnie Generale des Etablissements Michelin................      3,932
   289,410   France Telecom SA(a)..........................................      5,902
    52,753   Havas Advertising SA..........................................        139
   452,130   JC Decaux SA!!................................................      4,292
    18,654   Lafarge SA....................................................      1,044

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             FRANCE -- (CONTINUED)
    18,799   PSA Peugeot Citroen...........................................   $    735
    65,829   Sanofi-Synthelabo SA..........................................      3,312
   112,291   Societe Generale 'A'..........................................      5,798
    47,826   Societe Television Francaise 1................................      1,090
    97,916   TotalFinaElf SA...............................................     12,394
    97,042   Vivendi Environnement!!.......................................      1,600
                                                                              --------
                                                                                47,916
                                                                              --------
             GERMANY -- 4.7%
   192,838   BASF AG(a)....................................................      7,197
   363,997   Bayerische Motoren Werke (BMW) AG(a)..........................     10,089
    59,000   Deutsche Bank AG (REGD)(a)....................................      2,485
    89,658   Deutsche Post AG (REGD)@(a)...................................        883
    57,817   SAP AG(a).....................................................      4,353
    58,816   Siemens AG....................................................      2,413
                                                                              --------
                                                                                27,420
                                                                              --------
             HONG KONG -- 0.3%
   178,100   Cheung Kong (Holdings) Ltd. ..................................        986
       350   Hong Kong & China Gas Company Ltd. ...........................        0++
   249,000   Hong Kong Electric Holdings Ltd. .............................        993
                                                                              --------
                                                                                 1,979
                                                                              --------
             HUNGARY -- 0.4%
   127,556   OTP Bank Rt., GDR(a)..........................................      2,500
                                                                              --------
             IRELAND -- 2.5%
   105,306   Allied Irish Banks plc........................................      1,454
    68,012   CRH plc.......................................................        982
   289,851   Ryanair Holdings plc, ADR!!(a)................................     12,020
                                                                              --------
                                                                                14,456
                                                                              --------
             ITALY -- 2.1%
   258,193   Banco Popolare di Vernoa e Novara Scrl........................      2,930
    54,900   Eni SpA.......................................................        733
    56,000   Eni SpA, ADR(a)...............................................      3,739
   165,300   Mediaset SpA..................................................      1,255
   125,000   San Paolo -- IMI SpA, ADR(a)..................................      1,706
   252,450   Telecom Italia Mobile SpA.....................................      1,030
   172,200   Telecom Italia SpA, RNC.......................................        725
                                                                              --------
                                                                                12,118
                                                                              --------
             JAPAN -- 16.2%
    17,470   Acom Company, Ltd.@...........................................        457
   294,000   CANON Inc. ...................................................     10,264
   699,000   Daiwa Securities!!............................................      2,871
       450   East Japan Railway Company....................................      1,966
   211,000   Fuji Photo Film Company, Ltd. ................................      6,477
       800   Fujitsu Ltd. .................................................          2
   591,000   Hitachi, Ltd. ................................................      2,058
    37,200   Honda Motor Company Ltd. .....................................      1,239
    64,000   Ito-Yokado Company, Ltd. .....................................      1,728
   202,000   Kao Corporation...............................................      4,080
    28,600   Kyocera Corporation...........................................      1,418
       188   Millea Holdings, Inc. ........................................      1,167
    12,800   Mitsubishi Corporation........................................         79
    92,600   Mitsui Sumitomo Insurance Company, Ltd. ......................        397

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS MASTER INVESTMENT TRUST

Nations International Equity Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
    25,000   Nikko Securities Company, Ltd. ...............................   $     69
    82,000   Nintendo Company, Ltd. .......................................      6,639
     1,659   Nippon Telegraph and Telephone Corporation....................      5,638
     1,730   Nippon Television Network Corporation.........................        178
   589,500   Nissan Motor Company, Ltd. ...................................      3,927
     4,259   NTT DoCoMo, Inc.@.............................................      7,938
    68,000   Olympus Optical Company, Ltd. ................................      1,055
    10,800   Orix Corporation..............................................        556
     6,200   Rohm Company Ltd. ............................................        672
    34,000   Secom Company Ltd. ...........................................        872
       700   Sharp Corporation.............................................          7
     5,000   Shionogi and Company, Ltd. ...................................         68
   251,000   Shiseido Company, Ltd. .......................................      2,460
   181,400   Sony Corporation..............................................      6,425
   217,700   Takeda Chemical Industries, Ltd. .............................      8,133
    32,600   Takefuji Corporation@.........................................      1,553
    48,600   TDK Corporation...............................................      1,857
 1,020,000   The Seiyu, Ltd.!!(a)..........................................      2,237
   403,000   Tokyo Gas Company Ltd. .......................................      1,251
    83,000   Toppan Printing Company, Ltd. ................................        527
   293,000   Toyota Motor Corporation......................................      6,511
    38,800   Yamanouchi Pharmaceutical Company, Ltd. ......................      1,011
                                                                              --------
                                                                                93,787
                                                                              --------
             KOREA -- 2.2%
   151,380   POSCO, ADR....................................................      2,983
    38,630   Samsung Electronics Company, Ltd. ............................      8,746
    83,053   SK Telecom Company Ltd., ADR(a)...............................      1,131
                                                                              --------
                                                                                12,860
                                                                              --------
             MEXICO -- 1.5%
    18,371   Cemex SA de CV, ADR...........................................        320
    19,700   Fomento Economico Mexicano SA de CV, ADR......................        655
   153,309   Telefonos de Mexico SA de CV 'L', ADR.........................      4,556
 1,253,508   Wal-Mart de Mexico SA de CV, Series V.........................      3,048
                                                                              --------
                                                                                 8,579
                                                                              --------
             NETHERLANDS -- 6.6%
   142,000   ABN AMRO Holding NV...........................................      2,076
     1,927   Akzo Nobel NV.................................................         38
    19,500   Elsevier NV...................................................        196
     5,940   Gucci Group NV (REGD).........................................        566
   327,975   Heineken Holding NV 'A'.......................................      9,305
   409,223   ING Groep NV..................................................      4,730
   227,102   Koninklijke (Royal) Philips Electronics NV....................      3,566
   709,263   Koninklijke KPN NV!!..........................................      4,551
    75,104   Royal Dutch Petroleum Company.................................      3,060
    40,700   Unilever NV, NY Shares........................................      2,419
   316,122   VNU NV........................................................      8,032
                                                                              --------
                                                                                38,539
                                                                              --------
             NEW ZEALAND -- 0.0%+
    79,322   Telecom Corporation Of New Zealand Ltd.@......................        199
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             NORWAY -- 0.5%
   360,000   Statoil ASA(a)................................................   $  2,803
                                                                              --------
             PORTUGAL -- 0.5%
    53,417   Portugal Telecom, SGPS, SA (REGD).............................        370
   354,000   Portugal Telecommunications, SGPS, SA, ADR....................      2,414
                                                                              --------
                                                                                 2,784
                                                                              --------
             RUSSIA -- 0.4%
    17,687   YUKOS, ADR(a).................................................      2,608
                                                                              --------
             SINGAPORE -- 0.4%
    83,256   DBS Group Holdings Ltd. ......................................        434
   135,850   Overseas-Chinese Banking Corporation Ltd. ....................        727
    41,000   Singapore Press Holdings, Ltd. ...............................        413
   158,000   United Overseas Bank..........................................        922
                                                                              --------
                                                                                 2,496
                                                                              --------
             SOUTH AFRICA -- 0.2%
   164,400   South African Breweries plc@..................................      1,029
                                                                              --------
             SOUTH KOREA -- 1.6%
    10,600   Kookmin Bank, ADR.............................................        244
    38,730   Korea Electric Power Corporation..............................        553
   405,300   Korea Electric Power Corporation, ADR(a)......................      3,234
   277,800   KT Corporation, ADR(a)........................................      4,770
    33,900   KT&G Corporation@.............................................        237
                                                                              --------
                                                                                 9,038
                                                                              --------
             SPAIN -- 3.2%
    39,062   Altadis, SA...................................................        952
   120,971   Banco Popular Espanol SA......................................      5,227
   308,730   Corporacion Mapfre, SA........................................      2,513
   441,000   Endesa SA.....................................................      5,366
    90,884   Iberdrola SA..................................................      1,481
   180,500   Repsol YPF SA, ADR............................................      2,588
    77,890   Telefonica SA!!...............................................        728
                                                                              --------
                                                                                18,855
                                                                              --------
             SWEDEN -- 1.1%
 1,196,934   Ericsson AB (LM) 'B'!!........................................        748
   201,005   Investor AB 'B'...............................................      1,157
    18,200   Nordea AB.....................................................         80
    26,572   Sandvik AB....................................................        599
    71,720   Svenska Handelsbanken AB 'A'..................................      1,011
         1   TeliaSonera AB................................................        0++
   147,900   Volvo AB, B Shares............................................      2,625
                                                                              --------
                                                                                 6,220
                                                                              --------
             SWITZERLAND -- 9.3%
    19,050   Ciba Specialty Chemicals AG!!.................................      1,247
    35,426   Compagnie Financiere Richemont AG.............................        484
     6,784   Holcim Ltd.(a)................................................      1,121
     2,473   Julius Baer Holdings Ltd., Zurich(a)..........................        405
    57,198   Nestle SA (REGD)(a)...........................................     11,322
   367,075   Novartis AG(a)................................................     13,594
    65,300   Roche Holding AG(a)...........................................      3,909
    13,640   Swiss Re (REGD)...............................................        669

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Equity Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             SWITZERLAND -- (CONTINUED)
       250   Swisscom AG (REGD)............................................   $     77
    56,900   Syngenta AG(a)................................................      2,593
       885   Synthes-Stratec, Inc. ........................................        492
     8,320   The Swatch Group AG, Class B!!................................        689
    16,330   The Swatch Group AG!!.........................................        279
   326,507   UBS AG........................................................     13,891
    31,000   Zurich Financial Services AG!!(a).............................      2,638
                                                                              --------
                                                                                53,410
                                                                              --------
             TAIWAN -- 0.4%
   381,498   Taiwan Semiconductor Manufacturing Company Ltd., ADR!!........      2,609
                                                                              --------
             UNITED KINGDOM -- 21.1%
   360,300   Abbey National plc............................................      1,874
   210,482   Amdocs Ltd.!!.................................................      2,795
   164,774   AstraZeneca plc...............................................      5,618
 1,253,000   BAE Systems plc...............................................      2,219
   258,121   Billiton plc..................................................      1,293
   924,000   BP Amoco plc..................................................      5,860
   160,009   Brambles Industries plc.......................................        384
   107,983   British American Tobacco plc..................................      1,010
   245,568   British Sky Broadcasting Group plc!!..........................      2,432
   587,000   BT Group plc..................................................      1,457
   779,000   Cadbury Schweppes plc.........................................      4,125
   175,500   Carlton Communications plc....................................        246
 1,266,310   Diageo plc....................................................     12,990
   544,057   GlaxoSmithKline plc...........................................      9,571
    74,367   GUS plc.......................................................        572
   221,693   Hilton Group plc..............................................        483
   744,012   HSBC Holdings plc(a)..........................................      7,632
   562,400   HSBC Holdings plc (REGD)......................................      5,787
   759,000   Kingfisher plc................................................      2,759
   435,000   Marks & Spencer Group plc.....................................      1,939
    79,452   Reckitt Benckiser plc.........................................      1,302
   203,101   Reed Elsevier plc.............................................      1,451
    41,534   Rio Tinto plc (REGD)..........................................        774
   815,000   Rolls-Royce plc...............................................        911
   670,221   Royal Bank of Scotland plc@...................................     15,095
 1,152,374   Scottish Power plc............................................      6,848
 1,507,071   Shell Transport and Trading Company plc.......................      9,112
   399,006   Smiths Group plc..............................................      4,037
   368,204   Standard Chartered plc........................................      3,920
   141,031   Tesco plc.....................................................        397
    16,300   United Business Media plc.....................................         56
 3,688,732   Vodafone Group plc............................................      6,589
   206,818   WPP Group plc.................................................      1,115
                                                                              --------
                                                                               122,653
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost $598,916).............................................    541,429
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             PREFERRED STOCKS -- 1.3%
             BRAZIL -- 0.6%
   239,542   Companhia de Bebidas das Americas, ADR........................   $  3,976
                                                                              --------
             GERMANY -- 0.7%
    13,770   Porsche AG....................................................      3,877
                                                                              --------
             TOTAL PREFERRED STOCKS
               (Cost $8,444)...............................................      7,853
                                                                              --------
             RIGHTS -- 0.1%
             FRANCE -- 0.1%
               (Cost $0)++
   200,602   France Telecom SA Rights
               Expire 4/18/03..............................................        788
                                                                              --------
PRINCIPAL
  AMOUNT
  (000)
----------
             SHORT TERM INVESTMENTS -- 0.9%
               (Cost $5,100)
$    5,100   Federal Home Loan Bank(FHLB)
               1.140%*** 04/01/03..........................................      5,100
                                                                              --------
  SHARES
----------
             WARRANTS -- 0.0%+
             INDIA -- 0.0%+
               (Cost $154)
     2,219   Infosys Technologies, Ltd.!!@
               Expire 4/11/03..............................................        189
                                                                              --------
  SHARES
  (000)
----------
             INVESTMENT COMPANIES -- 19.7%
       173   DJ Eurotoxx 50 Master Unit....................................      3,858
       565   iShares plc -- IFTSE 100......................................      3,268
   105,343   Nations Cash Reserves, Capital Class Shares#..................    105,343
      0+++   StreetTRACKS S&P/ASX 200 Fund.................................          2
       395   TOPIX ETF.....................................................      2,661
         1   Tracker Fund of Hong Kong.....................................          1
      0+++   XMTCH on SMI..................................................          3
                                                                              --------
             TOTAL INVESTMENT COMPANIES
               (Cost $114,862)...................................              115,136
                                                                              --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS MASTER INVESTMENT TRUST

Nations International Equity Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $727,476*)..................................   115.0%    $670,495
                                                                              --------
             OTHER ASSETS AND LIABILITIES (NET)..................  (15.0)%
             Cash..........................................................   $    227
             Foreign cash (cost $2,160)....................................      2,178
             Unrealized appreciation on forward foreign exchange
               contracts...................................................      1,925
             Receivable for investment securities sold.....................     13,747
             Dividends receivable..........................................      3,202
             Interest receivable...........................................         31
             Unrealized depreciation on forward foreign exchange
               contracts...................................................     (2,458)
             Collateral on securities loaned...............................    (93,811)
             Investment advisory fee payable...............................       (395)
             Administration fee payable....................................        (25)
             Payable for investment securities purchased...................    (11,903)
             Accrued Trustees' fees and expenses...........................        (26)
             Accrued expenses and other liabilities........................       (105)
                                                                              --------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (87,413)
                                                                              --------
             NET ASSETS..........................................   100.0%    $583,082
                                                                              ========

---------------

 * Federal income tax information: Net unrealized depreciation of $56,981 on investment securities was comprised of gross appreciation of $25,298 and gross depreciation of $82,279 for federal income tax purposes. At March 31, 2003, the aggregate cost of securities for federal income tax purposes was $727,476.

 @ Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

+++Amount represents less than 500 shares.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 6). The portion that represents cash collateral is $93,811.

 (a)
   All or a portion of security was on loan at March 31, 2003. The aggregate cost and market value of securities on loan at March 31, 2003 is $90,611 and $88,203 respectively.

ABBREVIATIONS:
ADR - American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Equity Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


At March 31, 2003, sector diversification was as follows:

                                                                 % OF NET            VALUE
SECTOR DIVERSIFICATION                                            ASSETS             (000)
-----------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................       12.9%        $        74,784
Telecommunications services.................................        9.4                  54,022
Pharmaceuticals.............................................        7.8                  45,216
Integrated oil..............................................        7.1                  41,348
Automotive..................................................        5.0                  29,058
Beverages...................................................        3.7                  21,666
Food products...............................................        3.1                  17,866
Investment services.........................................        3.0                  17,236
Publishing and advertising..................................        2.8                  16,221
Diversified electronics.....................................        2.7                  15,846
Electric power -- Non nuclear...............................        2.5                  14,688
Electronics.................................................        2.1                  12,471
Computers and office equipment..............................        2.1                  12,123
Airlines....................................................        2.1                  12,020
Insurance...................................................        2.0                  11,760
Semiconductors..............................................        1.9                  11,355
Commercial services.........................................        1.7                  10,177
Networking and telecommunications equipment.................        1.7                  10,162
Metals and mining...........................................        1.5                   8,906
Other.......................................................       17.9                 104,504
                                                              ---------         ---------------
TOTAL COMMON STOCKS.........................................       93.0                 541,429
PREFERRED STOCKS............................................        1.3                   7,853
RIGHTS......................................................        0.1                     788
WARRANTS....................................................        0.0+                    189
SHORT TERM INVESTMENTS......................................        0.9                   5,100
INVESTMENT COMPANIES........................................       19.7                 115,136
                                                              ---------         ---------------
TOTAL INVESTMENTS...........................................      115.0                 670,495
OTHER ASSETS AND LIABILITIES (NET)..........................      (15.0)                (87,413)
                                                              ---------         ---------------
NET ASSETS..................................................      100.0%        $       583,082
                                                              =========         ===============

---------------

+ Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2003

                                                              INTERNATIONAL      INTERNATIONAL
                                                                  VALUE              EQUITY
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $10,074 and
  $1,509, respectively).....................................  $       79,196     $       11,892
Dividends income from affiliated funds......................           1,366                197
Interest....................................................              11                143
Securities lending..........................................           2,581                354
                                                              --------------     --------------
    Total investment income.................................          83,154             12,586
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................          31,874              4,401
Administration fee..........................................           1,771                275
Custodian fees..............................................             403                332
Legal and audit fees........................................              47                 45
Trustees' fees and expenses.................................              16                 16
Interest expense............................................               7                 18
Other.......................................................              28                 65
                                                              --------------     --------------
    Total expenses..........................................          34,146              5,152
Fees waived by investment advisor...........................          (2,247)                --
Fees reduced by credits allowed by the custodian............             (17)                (1)
                                                              --------------     --------------
    Net expenses............................................          31,882              5,151
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          51,272              7,435
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................        (154,526)           (76,111)
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................             (24)              (592)
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................        (154,550)           (76,703)
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................      (1,154,070)           (59,246)
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................              68               (461)
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (1,154,002)           (59,707)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......      (1,308,552)          (136,410)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $   (1,257,280)    $     (128,975)
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                              INTERNATIONAL VALUE                  INTERNATIONAL EQUITY
                                                               MASTER PORTFOLIO                      MASTER PORTFOLIO
                                                       ---------------------------------     ---------------------------------
                                                         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          3/31/03            3/31/02            3/31/03            3/31/02
                                                       -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income..............................    $       51,272     $       41,025     $        7,435     $        6,816
Net realized gain/(loss) on investments............          (154,550)            78,792            (76,703)          (101,737)
Net change in unrealized
  appreciation/(depreciation) of investments.......        (1,154,002)           (58,027)           (59,707)            70,235
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................        (1,257,280)            61,790           (128,975)           (24,686)
Contributions......................................         2,921,731          3,890,748          1,415,611          1,514,448
Withdrawals........................................        (2,570,220)        (2,083,166)        (1,231,061)        (1,745,362)
                                                       --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............          (905,769)         1,869,372             55,575           (255,600)
NET ASSETS:
Beginning of year..................................         3,639,284          1,769,912            527,507            783,107
                                                       --------------     --------------     --------------     --------------
End of year........................................    $    2,733,515     $    3,639,284     $      583,082     $      527,507
                                                       ==============     ==============     ==============     ==============


  FINANCIAL HIGHLIGHTS


                                                                                                              WITHOUT WAIVERS
                                                                  RATIO OF                                    AND/OR EXPENSE
                                                                 OPERATING                                    REIMBURSEMENTS
                                                                  EXPENSES                                    ---------------
                                                    RATIO OF     INCLUDING      RATIO OF NET                     RATIO OF
                                                   OPERATING      INTEREST       INVESTMENT                      OPERATING
                                                    EXPENSES      EXPENSE       INCOME/(LOSS)    PORTFOLIO      EXPENSES TO
                                         TOTAL     TO AVERAGE    TO AVERAGE      TO AVERAGE      TURNOVER         AVERAGE
                                         RETURN    NET ASSETS    NET ASSETS      NET ASSETS        RATE         NET ASSETS
                                         ------------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2003...................  (28.54)%     0.90%(c)      0.90%(c)(d)     1.45%            25%           0.96%(c)
Year ended 3/31/2002...................    0.08       0.93(c)       0.93(c)(d)      1.61             19            0.96(c)
Year ended 3/31/2001...................      --@      0.87(c)       0.87(c)(d)      2.16             14            0.97(c)
Period ended 3/31/2000(a)..............      --@      0.88+         0.88+           2.31+            22            0.98+
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Year ended 3/31/2003...................  (22.94)%     0.93%(c)      0.93%(c)(d)     1.35%           100%           0.93%(c)
Year ended 3/31/2002...................   (5.41)      0.92(c)       0.93            1.12             85            0.94(c)
Year ended 3/31/2001...................      --@      0.92          0.93            1.13             92            0.93
Period ended 3/31/2000(b)..............      --@      0.92+         0.94+           0.10+            48            0.94+

---------------

 + Annualized.

 @ Total return not required for periods indicated.

(a)International Value Master Portfolio commenced operations on October 18,
   1999.

(b)International Equity Master Portfolio commenced operations on October 8,
   1999.

(c)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2003, the Master Trust offered eleven separate portfolios. These financial statements pertain only to the International Value Master Portfolio and the International Equity Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

The following investors were invested in the Master Portfolios at March 31, 2003:

INTERNATIONAL VALUE MASTER PORTFOLIO:
Nations International Value Fund............................  83.7%
Nations International Value Fund (Offshore).................   1.3%
Banc of America Capital Management Funds
  VII -- International Value Fund...........................  15.0%
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Nations International Equity Fund...........................   100%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker and amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the

NATIONS MASTER INVESTMENT TRUST
contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolios are informed of the ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

NATIONS MASTER INVESTMENT TRUST

The Master Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Prior to January 1, 2003, the Master Trust had an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL RATE
                                                              -----------
International Value Master Portfolio........................     0.90%
International Equity Master Portfolio.......................     0.80%

The Master Trust has, on behalf on the International Value Master Portfolio, entered into a sub-advisory agreement with BACAP (formerly BA Advisors) and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

The International Equity Master Portfolio is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, LLC ("Putnam") and Marsico Capital Management, LLC ("Marsico") each manage approximately one-third of the assets of the Master Portfolio. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico are entitled to receive a fee from BACAP at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Master Portfolios' average daily net assets under management.

Beginning March 8, 2002, BACAP voluntarily agreed to limit total annual operating expenses to 0.90% of the International Value Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of the Master Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators of the Master Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.05% annualized of the Portfolios' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, BA Advisors earned 0.05% annualized from the average daily net assets of the Master Portfolios for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2003, expenses of the Master Portfolios were reduced by $17,062 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

NATIONS MASTER INVESTMENT TRUST

No officer, director or employee of Bank of America or BACAP Distributors, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company in the Nations Funds family. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. The Master Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds (or allocated from Portfolio)".

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              ----------------------
International Value Master Portfolio........................  $1,276,983    $854,033
International Equity Master Portfolio.......................     727,328     533,011

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2003.

4.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2003, the International Equity Master Portfolio had the following forward foreign currency contracts outstanding:

                                                                      VALUE OF         VALUE OF                      UNREALIZED
                                                                      CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                                                    WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
                                                  LOCAL           (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                      CURRENCY              (000)            (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY:
Expiring April 27, 2003.................           Euro                 28,818         $ 31,695       $ 31,414        $  (281)
Expiring April 27, 2003.................           Euro                 42,403           45,168         46,224          1,056
Expiring April 27, 2003.................       Japanese Yen          1,180,967           10,139          9,969           (170)
Expiring April 27, 2003.................       Japanese Yen          1,527,194           12,761         12,892            131
Expiring April 27, 2003.................  British Pound Sterling         6,921           11,055         10,920           (135)
Expiring April 27, 2003.................  British Pound Sterling         8,343           13,066         13,164             98
Expiring April 27, 2003.................       Swiss Franc               6,832            5,138          5,060            (78)
Expiring April 27, 2003.................       Swiss Franc               7,300            5,303          5,406            103
                                                                                                                      -------
  Net unrealized appreciation...........                                                                              $   724
                                                                                                                      -------
CONTRACTS TO SELL:
Expiring April 27, 2003.................           Euro                (20,225)         (21,814)       (22,047)          (233)
Expiring April 27, 2003.................           Euro                 (8,593)          (9,297)        (9,367)           (70)
Expiring April 27, 2003.................           Euro                (20,438)         (22,200)       (22,280)           (80)
Expiring April 27, 2003.................           Euro                 (9,208)          (9,932)       (10,038)          (106)
Expiring April 27, 2003.................           Euro                (12,756)         (13,713)       (13,906)          (193)
Expiring April 27, 2003.................           Euro                (20,792)         (21,915)       (22,665)          (750)
Expiring April 27, 2003.................       Japanese Yen           (828,597)          (7,057)        (6,995)            62

NATIONS MASTER INVESTMENT TRUST

                                                                      VALUE OF         VALUE OF                      UNREALIZED
                                                                      CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                                                    WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
                                                  LOCAL           (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                      CURRENCY              (000)            (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Expiring April 27, 2003.................       Japanese Yen           (150,020)          (1,249)        (1,266)           (17)
Expiring April 27, 2003.................       Japanese Yen           (202,349)          (1,732)        (1,708)            24
Expiring April 27, 2003.................       Japanese Yen           (678,728)          (5,751)        (5,729)            22
Expiring April 27, 2003.................       Japanese Yen           (421,945)          (3,563)        (3,562)             1
Expiring April 27, 2003.................       Japanese Yen           (426,522)          (3,621)        (3,600)            21
Expiring April 27, 2003.................       Japanese Yen           (808,297)          (6,668)        (6,823)          (155)
Expiring April 27, 2003.................  British Pound Sterling        (3,822)          (6,200)        (6,030)           170
Expiring April 27, 2003.................  British Pound Sterling        (3,099)          (5,006)        (4,889)           117
Expiring April 27, 2003.................  British Pound Sterling        (4,141)          (6,622)        (6,533)            89
Expiring April 27, 2003.................  British Pound Sterling        (2,561)          (4,035)        (4,041)            (6)
Expiring April 27, 2003.................  British Pound Sterling        (4,395)          (6,872)        (6,935)           (63)
Expiring April 27, 2003.................  British Pound Sterling        (1,642)          (2,620)        (2,590)            30
Expiring April 27, 2003.................       Swiss Franc              (4,563)          (3,375)        (3,379)            (4)
Expiring April 27, 2003.................       Swiss Franc              (2,269)          (1,678)        (1,680)            (2)
Expiring April 27, 2003.................       Swiss Franc              (3,303)          (2,447)        (2,446)             1
Expiring April 27, 2003.................       Swiss Franc              (1,414)          (1,042)        (1,047)            (5)
Expiring April 27, 2003.................       Swiss Franc              (2,583)          (1,898)        (1,913)           (15)
Expiring April 27, 2003.................       Swiss Franc              (3,893)          (2,788)        (2,883)           (95)
                                                                                                                      -------
  Net unrealized depreciation...........                                                                              $(1,257)
                                                                                                                      -------
Total net unrealized depreciation.......                                                                              $  (533)
                                                                                                                      =======

5.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
International Value Master Portfolio........................      $394            1.77%
International Equity Master Portfolio.......................       820            2.16

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS MASTER INVESTMENT TRUST

6.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2003, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE OF
                                                              LOANED SECURITIES      COLLATERAL
                                                                    (000)               (000)
                                                              ------------------------------------
International Value Master Portfolio........................       $612,838           $667,280
International Equity Master Portfolio.......................         88,203             93,811

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and Financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio and Nations International Equity Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee          Indefinite term;        Senior Managing Director              81
Age: 59                                  Trustee since 1999      of The Succession Fund (a
                                                                 company formed to advise
                                                                 and buy family owned
                                                                 companies) from 1998
                                                                 through April 2001.
William H. Grigg        Trustee          Indefinite term;        Retired; Chairman Emeritus            85
Age: 70                                  Trustee since 1991      since July 1997, Chairman
                                                                 and Chief Executive
                                                                 Officer through July
                                                                 1997 -- Duke Power Co.
Thomas F. Keller        Trustee          Indefinite term;        R.J. Reynolds Industries              85
Age: 71                                  Trustee since 1991      Professor of Business
                                                                 Administration, Fuqua
                                                                 School of Business, Duke
                                                                 University, since July
                                                                 1974; Dean, Fuqua School
                                                                 of Business Europe, Duke
                                                                 University, July 1999
                                                                 through June 2001
Carl E. Mundy, Jr.      Trustee          Indefinite term;        President and Chief                   81
Age: 67                                  Trustee since 1996      Executive Officer -- USO
                                                                 from May 1996 to May 2000;
                                                                 Commandant -- United
                                                                 States Marine Corps from
                                                                 July 1991 to July 1995;
                                                                 Member, Board of Advisors
                                                                 to the Comptroller General
                                                                 of the United States;
                                                                 Chairman, Board of
                                                                 Trustees, Marine Corps
                                                                 University Foundation
Dr. Cornelius J.        Trustee          Indefinite term;        Retired; President,                   81
Pings                                    Trustee since 1999      Association of American
Age: 74                                                          Universities through June
                                                                 1998


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael  Director -- Cobra Electronics
Age: 59                Corporation (electronic equipment
                       manufacturer), Opta Food
                       Ingredients, Inc. (food ingredients
                       manufacturer) and Golden Rule
                       Insurance Company since May, 1994;
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies)
William H. Grigg       Director, The Shaw Group, Inc.; and
Age: 70                Director and Vice Chairman, Aegis
                       Insurance Services, Ltd. (a mutual
                       fund insurance company in Bermuda);
                       Trustee, Nations Funds Family (6
                       other registered investment
                       companies)
Thomas F. Keller       Director, Wendy's International,
Age: 71                Inc. (restaurant operating and
                       franchising); Director, Dimon, Inc.
                       (tobacco); and Director, Biogen,
                       Inc. (pharmaceutical
                       biotechnology); Trustee, Nations
                       Funds Family (6 other registered
                       investment companies)

Carl E. Mundy, Jr.     Director -- Schering-Plough
Age: 67                (pharmaceuticals and health care
                       products); General Dynamics
                       Corporation (defense systems);
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies)

Dr. Cornelius J.       Director, Farmers Group, Inc.
Pings                  (insurance company); Trustee,
Age: 74                Nations Funds Family (2 other
                       registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
A. Max Walker           Trustee and      Indefinite term;        Independent Financial                 85
Age: 80                 Chairman of      Trustee since           Consultant
                        the Board        inception
Charles B. Walker       Trustee          Indefinite term;        Vice Chairman and Chief               81
Age: 64                                  Trustee since 1985      Financial Officer --
                                                                 Albemarle Corporation
                                                                 (chemical manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee          Indefinite term;        Director, President and               81
Age: 65                                  Trustee since 1985      Treasurer, Saunders &
                                                                 Benson, Inc. (insurance)
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               81
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
James B. Sommers        Trustee          Indefinite term;        Retired                               81
Age: 63                                  Trustee since 1997
Thomas S. Word, Jr.     Trustee          Indefinite term;        Partner -- McGuire, Woods,            81
Age: 64                                  Trustee since 1985      Battle & Boothe LLP (law
                                                                 firm)


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
A. Max Walker          Chairman and Trustee, Nations Funds
Age: 80                Family (6 other registered
                       investment companies)
Charles B. Walker      Director -- Ethyl Corporation
Age: 64                (chemical manufacturing); Trustee,
                       Nations Funds Family (2 other
                       registered investment companies)
INTERESTED TRUSTEES(1
Edmund L. Benson, III  Director, Insurance Managers Inc.
Age: 65                (insurance); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)
Robert H. Gordon       Director, BACAP; Co- Chairman of
Age: 41                the Board, BACAP; and Trustee,
                       Nations Fund Family (2 other
                       registered investment companies)

James B. Sommers       Chairman -- Central Piedmont
Age: 63                Community College Foundation;
                       Director, Board of Commissioners,
                       Charlotte/Mecklenberg Hospital
                       Authority; Trustee, Central
                       Piedmont Community College, Mint
                       Museum of Art; Trustee, Nations
                       Funds Family (2 other registered
                       investment companies)
Thomas S. Word, Jr.    Director -- Vaughan-Bassett
Age: 64                Furniture Company, Inc.
                       (furniture); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               N/A
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
Edward D. Bedard        Chief            Indefinite term;        Chief Financial Officer of            N/A
Age: 44                 Financial        Chief Financial         the Trust, NMIT and NSAT
                        Officer          Officer since 2003      since Jan. 2003; Treasurer
                                                                 of the Trust, NMIT and
                                                                 NSAT since Oct. 2002;
                                                                 Chief Financial Officer of
                                                                 Nations Government Income
                                                                 Term Trust 2003, Inc.,
                                                                 Nations Government Income
                                                                 Term Trust 2004, Inc.
                                                                 Nations Balanced Target
                                                                 Maturity Fund and Hatteras
                                                                 Income Securities, Inc.
                                                                 since March 1998.
                                                                 Director, BACAP (or its
                                                                 predecessors) since 1997;
                                                                 Senior Vice President and
                                                                 Chief Operating Officer,
                                                                 BACAP since 1996; and
                                                                 Chief Administrative
                                                                 Officer and Treasurer,
                                                                 BACAP since January 2000.
Gerald Murphy           Treasurer        Indefinite term;        Treasurer of the Trust,               N/A
Age: 42                                  Treasurer since 2003    NMIT and NSAT since Jan.
                                                                 2003; Treasurer of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1999; Senior Vice
                                                                 President, BACAP (or its
                                                                 predecessors) since 1998;
                                                                 Vice President, Citibank
                                                                 1997-December 1998.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
OFFICERS
Robert H. Gordon                    N/A
Age: 41
Edward D. Bedard                    N/A
Age: 44
Gerald Murphy                       N/A
Age: 42

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert B. Carroll       Secretary        Indefinite term;        Secretary of the Trust,               N/A
Age: 43                                  Secretary since 2003    NMIT and NSAT since Jan.
                                                                 2003; Secretary of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1997; Associate General
                                                                 Counsel, Bank of America
                                                                 Corporation since 1999;
                                                                 Assistant General Counsel,
                                                                 Bank of America
                                                                 Corporation 1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Robert B. Carroll                   N/A
Age: 43

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


INTSTKAR
(3/03)